              CORPORATE BOND FUND AND LIMITED MATURITY BOND FUND OF
                              SECURITY INCOME FUND
                             700 SW HARRISON STREET
                                TOPEKA, KS 66636
                                 (800) 888-2461

                                                                   April 3, 2000

Dear Shareholder:

Your Board of Directors has called a special meeting of Shareholders of the Corporate Bond Fund and Limited Maturity Bond Fund of Security Income Fund, to be held at 9:30 a.m., local time, on April 26, 2000, at the offices of the Funds, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636.

The Board of Directors of Security Income Fund has approved a reorganization of each of the Corporate Bond Fund and Limited Maturity Bond Fund, into the Diversified Income Fund of Security Income Fund, which is managed by Security Management Company, LLC and is part of the Security Group of Mutual Funds (the "Reorganization"). The Diversified Income Fund of Security Income Fund has investment objectives and policies that are similar in many respects to those of the Corporate Bond Fund and Limited Maturity Bond Fund of Security Income Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders.

You are asked to vote to approve a Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

After careful consideration, the Board of Directors of Security Income Fund unanimously approved this proposal with respect to each of its Corporate Bond Fund and Limited Maturity Bond Fund and recommended that shareholders of each of those Funds vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 25, 2000.

The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                                Sincerely,


                                                                James R. Schmank
                                                                President

              Corporate Bond Fund and Limited Maturity Bond Fund of
                              Security Income Fund
                             700 SW Harrison Street
                                Topeka, KS 66636
                                 (800) 888-2461


                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS OF
               CORPORATE BOND FUND AND LIMITED MATURITY BOND FUND
                             OF SECURITY INCOME FUND
                          TO BE HELD ON APRIL 26, 2000


To the Shareholders:

Special meetings of Shareholders of the Corporate Bond Fund and the Limited Maturity Bond Fund of Security Income Fund will be held on April 26, 2000 at 9:30 a.m., local time, at the Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636.

The purposes of the special meeting of the Corporate Bond Fund of Security Income Fund are as follows:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Corporate Bond Fund by the Diversified Income Fund of Security Income Fund solely in exchange for shares of the Diversified Income Fund, followed by the complete liquidation of the Corporate Bond Fund; and

2. To transact such other business as may properly come before the special meeting of Shareholders or any adjournments thereof.

The purposes of the special meeting of the Limited Maturity Bond Fund of Security Income Fund are as follows:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Limited Maturity Bond Fund by the Diversified Income Fund of Security Income Fund solely in exchange for shares of the Diversified Income Fund, followed by the complete liquidation of the Limited Maturity Bond Fund; and

2. To transact such other business as may properly come before the special meeting of Shareholders or any adjournment thereof.

Shareholders of record at the close of business on February 28, 2000 are entitled to notice of, and to vote at, their respective meetings. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend your meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE OR INTERNET so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

                                              By Order of the Board of Directors


                                              Amy J. Lee
                                              Secretary

April 3, 2000

                                TABLE OF CONTENTS


INTRODUCTION...............................................................    3
SUMMARY....................................................................    4
   The Proposed Reorganization.............................................    4
   Purchase, Redemption, and Exchange Information..........................    5
   Federal Income Tax Consequences of the Reorganization...................    5
COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS.....................    5
INVESTMENT OBJECTIVES AND POLICIES.........................................    6
   Comparison of Objectives and Primary Investment Strategies..............    6
   Comparison of Portfolio Characteristics.................................    8
   Relative Performance....................................................    8
   Comparisons of Securities and Investment Techniques.....................    9
COMPARISON OF FEES AND EXPENSES............................................   12
   Operating Expenses......................................................   12
   General Information.....................................................   14
ADDITIONAL INFORMATION ABOUT DIVERSIFIED INCOME FUND.......................   14
   Investment Manager......................................................   14
   Investment Personnel....................................................   14
   Performance of Diversified Income Fund..................................   15
INFORMATION ABOUT THE REORGANIZATION.......................................   16
   The Reorganization Plan.................................................   16
   Reasons for the Reorganization..........................................   16
   Board Consideration.....................................................   17
   Tax Considerations......................................................   17
   Expenses of the Reorganization..........................................   17
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................................   17
   Form of Organization....................................................   17
   Dividends and Other Distributions.......................................   18
GENERAL INFORMATION ABOUT THE PROXY STATEMENT..............................   18
   Solicitation of Proxies.................................................   18
   Voting Rights...........................................................   18
   Other Matters to Come Before the Special Meeting........................   19
   Shareholder Proposals...................................................   19
   Reports to Shareholders.................................................   19
MORE INFORMATION REGARDING THE FUNDS.......................................   20
APPENDIX A.................................................................   30
APPENDIX B.................................................................   39
APPENDIX C.................................................................   40

                           PROXY STATEMENT/PROSPECTUS
                              SECURITY INCOME FUND
                             700 SW HARRISON STREET
                              TOPEKA, KANSAS 66636
                                 (800) 888-2461

                 SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON
                                 APRIL 26, 2000

               CORPORATE BOND FUND AND LIMITED MATURITY BOND FUND
                             OF SECURITY INCOME FUND
                       relating to the reorganization into
            DIVERSIFIED INCOME FUND (FORMERLY "U.S. GOVERNMENT FUND")
               OF SECURITY INCOME FUND(COLLECTIVELY, THE "FUNDS")


INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transactions. The transactions involve the transfer of all of the assets and liabilities of Corporate Bond Fund ("Corporate Bond Fund") and Limited Maturity Bond Fund ("Limited Maturity Bond Fund") to Diversified Income Fund ("Diversified Income Fund") (formerly "U.S. Government Fund") of Security Income Fund, an open-end investment company, solely in exchange for shares of Diversified Income Fund (the "Reorganization"). The Corporate Bond Fund and/or Limited Maturity Bond Fund would then distribute to you your portion of the shares of Diversified Income Fund it received in the Reorganization. The result would be a liquidation of Corporate Bond Fund and Limited Maturity Bond Fund. You would receive shares of the Diversified Income Fund having an aggregate value equal to the aggregate value of the shares of Corporate Bond Fund and/or Limited Maturity Bond Fund held by you as of the close of business on the business day preceding the closing of the Reorganization. You are being asked to vote on the Plan of Reorganization through which these transactions would be accomplished.

Because you, as a shareholder of Corporate Bond Fund and/or Limited Maturity Bond Fund are being asked to approve a transaction that will result in your holding shares of Diversified Income Fund, this Proxy Statement also serves as a Prospectus for Diversified Income Fund.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Diversified Income Fund that you should know before investing. A Statement of Additional Information dated April 3, 2000, containing additional information about the Reorganization has been filed with the SEC and is available, without charge, by calling (800) 888-2461. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Security Income Fund Prospectus") and the Statement of Additional Information for each of the Funds dated April 30, 1999, as supplemented November 1, 1999 and February 7, 2000, which may be obtained, without charge, by calling (800) 888-2461. Each of the Funds also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The annual report for the Funds dated December 31, 1999, is included herewith and is incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by Diversified Income Fund from the SEC's Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  APRIL 3, 2000

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Security Income Fund Prospectus and the Plan of Reorganization, which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On February 4, 2000, the Board of Directors of Security Income Fund approved with respect to each of the Funds a Plan of Reorganization (the "Reorganization Plan"). Subject to approval of Corporate Bond Fund shareholders, the Reorganization Plan provides for:

o the transfer of all of the assets of Corporate Bond Fund to Diversified Income Fund, in exchange for shares of Diversified Income Fund;

o the assumption by Diversified Income Fund of all of the liabilities of Corporate Bond Fund;

o the distribution of shares of the Diversified Income Fund to the shareholders of Corporate Bond Fund; and

o  complete liquidation of Corporate Bond Fund.

Subject  to  approval  of  Limited   Maturity   Bond  Fund   shareholders,   the
Reorganization Plan provides for:

o the transfer of all of the assets of Limited Maturity Bond Fund to Diversified Income Fund, in exchange for shares of Diversified Income Fund;

o the assumption by Diversified Income Fund of all of the liabilities of Limited Maturity Bond;

o the distribution of shares of the Diversified Income Fund to the shareholders of Limited Maturity Bond Fund; and

o  complete liquidation of Limited Maturity Bond Fund.

The Reorganization is expected to be effective upon the opening of business on May 1, 2000, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A and Class B shares of Corporate Bond Fund and Limited Maturity Bond Fund would become a shareholder of the same class of shares of Diversified Income Fund. Each shareholder would hold, immediately after the Closing, shares of each class of Diversified Income Fund having an aggregate value equal to the aggregate value of the shares of that same class of shares of Corporate Bond Fund and/or Limited Maturity Bond Fund held by that shareholder as of the close of business on the business day preceding the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having three substantially similar mutual funds within the same group of funds, as well as to assist in achieving economies of scale. Shareholders in Corporate Bond and Limited Maturity Bond Funds (as well as those in Diversified Income Fund) are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

Approval of the Reorganization Plan with respect to each of Corporate Bond Fund and Limited Maturity Bond Fund requires the affirmative vote of a majority of the outstanding shares of that Fund. In the event that the shareholders of only one of the Corporate Bond and Limited Maturity Bond Funds approve the
Reorganization, that particular Fund whose shareholders approved the Reorganization would be reorganized into Diversified Income Fund. The Fund not approving the Reorganization would continue to operate as a separate entity.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF SECURITY INCOME FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o Corporate Bond Fund and Limited Maturity Bond Fund have investment objectives and policies that are similar in many respects to the investment objectives and policies of Diversified Income Fund. Corporate Bond Fund seeks to preserve capital while generating income. Limited Maturity Bond Fund seeks a high level of income consistent with moderate price fluctuation. Diversified Income Fund seeks to provide a high level of interest income with security of principal. Each of the Funds invests primarily in investment grade debt securities.

o The proposed Reorganization offers actual or potential reductions in total operating expenses for shareholders of each of the Funds. This chart compares the current operating expenses, management fees, and distribution and shareholder service fees of the Funds.

--------------------------------------------------------------------------------
                          MANAGEMENT     DISTRIBUTION AND
                           FEES(1)         SERVICE FEES       OTHER EXPENSES(2)
--------------------------------------------------------------------------------
Class of Shares.......   All Classes    Class A    Class B    Class A    Class B
Corporate Bond........      0.50%        0.25%      1.00%      0.35%      0.65%
Limited Maturity Bond.      0.50%        0.25%      1.00%      0.52%      0.91%
Diversified Income....      0.35%(3)     0.25%      1.00%      0.62%      0.86%
--------------------------------------------------------------------------------
(1) During the year ended December 31, 1999, Security Management Company, LLC ("Security Management"), the investment adviser for each Fund, waived its management fee for Limited Maturity Bond and Diversified Income Funds and reimbursed certain operating expenses for Class B shares of Limited Maturity Bond and Diversified Income Fund and Class A and B shares of Corporate Bond Fund. As a result, the after waiver or reimbursement total expense ratios for the Corporate Bond, Limited Maturity Bond and Diversified Income Funds, respectively, were 1.09%, 0.77% and 0.87% for Class A shares and 1.85%, 1.85% and 1.85% for Class B shares.
(2) Other Expenses are expressed as a ratio of expenses to average daily net assets ("expense ratio") based on the one-year period ended December 31, 1999.
(3) Effective February 4, 2000, the management fee for Diversified Income Fund was reduced from 0.50% to 0.35%.
(4)  Fees are expressed as an annual rate of average daily net assets.
--------------------------------------------------------------------------------

This chart shows an estimate of the likely expenses after the Reorganization. Combining the Funds should lower expenses because of economies of scale realized from a larger asset base.

--------------------------------------------------------------------------------
                             MANAGEMENT    DISTRIBUTION AND
                                FEES         SERVICE FEES       OTHER EXPENSES
--------------------------------------------------------------------------------
Class of Shares ..........   All Classes   Class A   Class B   Class A   Class B
PRO FORMA - Diversified
Income including
Corporate Bond and
Limited Maturity Bond ....      0.35%       0.25%     1.00%     0.40%     0.40%
--------------------------------------------------------------------------------

o A voluntary expense waiver arrangement is in place for each of the Limited Maturity Bond and Diversified Income Funds, under which Security Management waives its management fee. The expense waiver arrangement is described below under the table "Annual Fund Operating Expenses." The current expense waiver arrangement for the Funds may be terminated by Security Management at any time.

o Security Management also reimburses expenses of the Funds on a voluntary basis. The expense reimbursement arrangement is described below under the table "Annual Fund Operating Expenses." For the year ended December 31, 1999, Security Management reimbursed certain operating expenses of Class B shares of Diversified Income and Limited Maturity Bond Funds and Class A and B shares of Corporate Bond Fund. The current expense reimbursement arrangement for the Funds may be terminated by Security Management at any time.

o The current sales load structure for the each of the Funds is identical. See the "Comparison of Fees and Expenses," page 12.

For further information on fees and expenses, see "Comparison of Fees and Expenses."

o The Funds have the same investment manager, Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas. The Portfolio Manager for Diversified Income Fund is co-manager of the other Funds.

PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION -- The purchase, redemption and exchange provisions and privileges for the Funds are the same. For additional information on purchase, redemption and exchange procedures see "Comparison of Fees and Expenses," page 12 and "More Information Regarding the Funds," page 20.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION -- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS

Because the Funds have similar investment objectives and policies, the risks of an investment in the Funds are substantially similar. The principal risk of an investment in one of the Funds is fluctuation in the net asset value of the Fund's shares. Market conditions, investment policies, portfolio management, and other factors affect such fluctuations.

Each Fund is subject to risks associated with investing in debt securities, including changes in interest rates, credit risks, prepayment risks, and risks of mortgage-backed securities, foreign securities, restricted securities and high yield securities as described below.

o Investments in fixed-income securities are subject to the possibility that interest rates could rise, causing the value of the Funds' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes. Accordingly, Diversified Income Fund may be exposed to interest rate risk to a greater degree than Limited Maturity Bond Fund, as Diversified Income Fund typically is expected to invest in debt securities with longer durations than the securities in which Limited Maturity Bond Fund typically invests. For the same reason, Corporate Bond Fund may be exposed to interest rate risk to a greater degree than Diversified Income Fund.

o It is possible that some issuers of fixed-income securities will not make payments on fixed income securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

o Each of the Funds may invest in mortgage-backed securities, and Diversified Income Fund may invest in asset-backed securities, each of which can be paid off early if the borrowers on the underlying obligations pay off their mortgages sooner than scheduled. The issuers of securities may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities. Diversified Income Fund may be exposed to the risks of investing in mortgage-backed and asset-backed securities to a greater degree than the other Funds, as its investments in such securities are not subject to the same limitations applicable to the Corporate Bond and Limited Maturity Bond Funds.

o Mortgage-backed securities make payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

o Diversified Income Fund may invest in total return swap agreements which entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, that payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.

o  Each Fund may invest in dollar-denominated foreign securities. Investments in
   foreign   securities   may  involve  risks  in  addition  to  those  of  U.S.
   investments, including increased political and economic risk.

o Each Fund may invest in securities that are restricted as to disposition under the federal securities laws. Since restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, their sale may entail substantial delays and the liquidity of these securities may be limited.

o Each Fund may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to interest rate changes and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.

INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES -- The investment objectives, policies and restrictions of the Funds are similar, although there are certain differences. There can be no assurance that any Fund will achieve its stated objective.

INVESTMENT OBJECTIVE. The Funds have similar investment objectives and policies.

o  Corporate Bond Fund seeks to preserve capital while generating income.

o Limited Maturity Bond Fund seeks a high level of income consistent with moderate price fluctuations.

o Diversified Income Fund seeks to provide a high level of interest income with security of principal.

PRIMARY INVESTMENT STRATEGIES.

o Each Fund primarily invests in investment grade debt securities, I.E. those which are rated BBB or higher by Standard & Poor's Corporation or Baa or higher by Moody's Investors Service.

o For each Fund, Security Management, the Funds' adviser, uses a "bottom-up" approach in selecting asset classes and individual securities for the Fund's portfolio. A bottom-up approach means that Security Management looks primarily at individual issuers against the context of broader market factors. When analyzing individual issuers, Security Management may consider relative earnings growth, profitability trends, financial strength, valuation analysis and strength of management. Security Management also considers cash flow, an issuer's position in its market, capital structure, general economic factors, and market conditions.

o In selecting securities for each Fund, Security Management compares the credit risk and yield of a security to the credit risk and yield of securities of the same or another asset class, for example, a corporate debt security versus a mortgage-backed security.

DIVERSIFIED INCOME FUND.

o Generally, Diversified Income Fund invests primarily in a diversified portfolio of investment grade debt securities. Such debt securities are primarily domestic securities but may also include dollar denominated foreign securities.

o Diversified Income Fund seeks to diversify its holdings among asset classes and individual securities. Some of the asset classes in which the Fund may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

CORPORATE BOND FUND.

o Under normal conditions, Corporate Bond Fund invests primarily in a diversified portfolio of investment grade corporate debt securities. Under normal circumstances, Corporate Bond Fund holds at least 65% of its total assets in corporate debt securities which have at the time of issuance a maturity greater than one year. Such securities are primarily domestic securities but may also include dollar denominated foreign securities.

o Corporate Bond Fund seeks to diversify its holdings among asset classes and individual securities. Some of the asset classes in which the Fund may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), mortgage-backed securities, and U.S. Government securities.

LIMITED MATURITY BOND FUND.

o Under normal conditions, Limited Maturity Bond Fund invests in a broad range of debt securities with maturities of 15 years or less. Under normal circumstances, Limited Maturity Bond Fund holds at least 65% of its total assets in short- to intermediate-term bonds (those with maturities of 15 years or less). Such securities are primarily domestic securities but may also include dollar denominated foreign securities.

o Limited Maturity Bond Fund seeks to diversify its holdings among asset classes and individual securities. Some of the asset classes in which the Fund may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), mortgage-backed securities, and U.S. Government securities.

DURATION/MATURITY.

o Diversified Income Fund is expected to have a dollar-weighted average duration of 4 to 10 years.

o Corporate Bond Fund is expected to have a dollar-weighted average maturity between 5 and 15 years.

o Limited Maturity Bond Fund's dollar-weighted average maturity is expected to be between 2 and 10 years.

Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Corporate Bond Fund and Limited Maturity Bond Fund that were transferred to the Diversified Income Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Diversified Income Fund, and the realization of taxable gains or losses.

COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 1999:

-----------------------------------------------------------------------------------------------------------------
                                                                DIVERSIFIED       CORPORATE      LIMITED MATURITY
                                                                INCOME FUND*      BOND FUND          BOND FUND
-----------------------------------------------------------------------------------------------------------------
Net Assets                                                      $15,078,186      $58,614,431        $6,895,312
-----------------------------------------------------------------------------------------------------------------
Number of Holdings                                                   35               97                97
-----------------------------------------------------------------------------------------------------------------
Average Credit Quality                                              AAA               A                 A+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate (12 months ended 12/31/99)                  65%              36%                31%
-----------------------------------------------------------------------------------------------------------------
As a percentage of net assets:
o  Treasury bonds, bills and notes                                  4.3%             7.8%                0
o  Mortgage-Related Securities                                     43.0%            27.8%              19.8%
o  U.S. Gov. Securities not backed by full faith and credit        49.4%             2.1%               3.0%
o  Corporate Debt                                                    0              61.0%              75.7%
o  Others Assets and Liabilities, net                               3.3%             1.3%               1.5%
-----------------------------------------------------------------------------------------------------------------


                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

-----------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND*       CORPORATE BOND FUND            LIMITED MATURITY BOND FUND
-----------------------------------------------------------------------------------------
FNMA 6.5% due 2004     6.6%    U.S. treasury note     2.8%    FNMA 6.5% due 2004     3.6%
                               5.75% due 2003
-----------------------------------------------------------------------------------------
GNMA 7.5% due 2029     6.5%    GNMA 7.5% due 2029     2.6%    FNMA 6.25% due 2004    3.5%
-----------------------------------------------------------------------------------------
Fed. Home Loan Mort.   6.4%    Chase Commercial       2.5%    Province of Quebec     2.3%
Note 6.63% due 2009            Mort. Secs. Corp               8.63% due 2005
-----------------------------------------------------------------------------------------
GNMA 6.5% due 2028     4.7%    FNMA 6.38%             2.4%    Vastar Resources       2.3%
                                                              8.75% due 2005
-----------------------------------------------------------------------------------------
GNMA 7% due 2026       4.4%    S I Financing Trust    2.1%    Household Finance      2.2%
                               9.5% due 2026                  Corp. 8% due 2004
-----------------------------------------------------------------------------------------
U.S. treasury bond     4.3%    HUD 6.93% due 2013     2.1%    Int'l Lease Finance    2.2%
8.75% due 2008                                                Corp. 8.25% due 2000
-----------------------------------------------------------------------------------------
Financing Corp.        4.1%    Panamerican Beverage   2.0%    GNMA 7% due 2028       2.2%
9.65% due 2018                 8.13% due 2003
-----------------------------------------------------------------------------------------
FNMA 7.4% due 2004     4.1%    United Airlines        1.9%    Consol. Edison Co.     2.2%
                               11.21% due 2014                6.63% due 2002
-----------------------------------------------------------------------------------------
FNMA 7.875% due 2024   3.5%    Anhueser Busch 7.1%    1.9%    Sears Roebuck          2.1%
                               due 2007                       Acceptance 6.41%
                                                              due 2001
-----------------------------------------------------------------------------------------
GNMA 7.5% due 2034     3.4%    Abbey National PLC     1.9%    Freddie Mac 5.75%      2.1%
                               6.69% due 2005                 due 2003
-----------------------------------------------------------------------------------------

*The Board of Directors of Security Income Fund approved a change in the investment policies of Diversified Income Fund, effective February 4, 2000. Prior to that change, the Fund had a policy of investing at least 80% of its total assets in U.S. Government securities. The Fund may now invest in a more diversified portfolio of debt securities, including investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

RELATIVE PERFORMANCE -- The following table shows, for each calendar year since 1990, the average annual total return for (a) Class A shares of Diversified Income Fund, (b) Class A shares of Corporate Bond Fund, (c) Class A shares of Limited Maturity Bond Fund, (d) the Lehman Brothers Aggregate Bond Index, (e) the Lehman Brothers Government Bond Index, (f) the Lehman Brothers Corporate Bond Index, and (g) the Lehman Brothers Intermediate Term Corporate Bond Index. Performance of the Funds in the table below does not reflect the deduction of sales loads. The Lehman Brothers Indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         LEHMAN BROTHERS
                                                LIMITED      -----------------------------------------------------------------------
CALENDAR YEAR/    DIVERSIFIED     CORPORATE     MATURITY       AGGREGATE      GOVERNMENT       CORPORATE        INTERMEDIATE TERM
 PERIOD ENDED    INCOME FUND(1)   BOND FUND   BOND FUND(2)   BOND INDEX(3)   BOND INDEX(4)   BOND INDEX(5)   CORPORATE BOND INDEX(6)
------------------------------------------------------------------------------------------------------------------------------------
   12/31/90           9.8%           6.6%         N/A            8.95%           8.72%           7.06%                7.62%
   12/31/91          13.8%          16.1%         N/A           16.00%          15.33%          18.52%               16.61%
   12/31/92           5.0%           9.0%         N/A            7.40%           7.23%           8.69%                8.19%
   12/31/93          10.9%          13.4%         N/A            9.75%          10.66%          12.17%               11.13%
   12/31/94          -6.5%          -8.3%         N/A           -2.92%          -3.37%          -3.92%               -2.65%
   12/31/95          21.9%          18.2%        13.0%          18.48%          18.33%          22.24%               19.01%
   12/31/96           1.3%          -0.5%         2.1%           3.61%           2.77%           3.28%                3.98%
   12/31/97           9.2%           9.7%         9.0%           9.68%           9.58%          10.23%                8.38%
   12/31/98           9.1%           7.6%         7.5%           8.67%           9.85%           8.59%                8.30%
   12/31/99          -3.6%          -3.7%        -1.8%          -0.83%          -2.25%          -1.94%                0.16%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Prior to February 4, 2000, the  Diversified  Income Fund was named the "U.S.  Government  Fund" and,  under normal  conditions, invested at least 80% of the value of its total assets in U.S. Government securities.

(2)  From the Limited Maturity Bond Fund's inception on November 7, 1995.

(3)  The Lehman Brothers Aggregate Bond Index is comprised of debt securities which include U.S.  Government  securities,  corporate debt securities, asset-backed securities, mortgage-backed securities and total return swaps.

(4)  The Lehman Brothers  Government Bond Index is comprised of public obligations of the U.S. Treasury with maturities of more than one year and publicly issued debt of U.S. Government Agencies.

(5)  The Lehman  Brothers  Corporate  Bond Index is comprised of publicly  issued U.S.  corporate and Yankee  debentures and secured notes.

(6)  The Lehman Brothers Intermediate Term Corporate Bond Index is a subset of the Lehman Brothers Corporate Bond Index comprised of securities of shorter maturities.

------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

CONVERTIBLE  SECURITIES.  Each  Fund  may  invest  in debt or  preferred  equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

FOREIGN SECURITIES. Each Fund may invest up to 25% of its net assets in foreign securities denominated in U.S. dollars. Foreign investments increase a Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards. These risks are heightened for investments in developing countries.

ASSET-BACKED SECURITIES. Each of Corporate Bond Fund and Limited Maturity Bond Fund may invest up to 15% of its total assets, and Diversified Income Series may invest without limit, in investment grade asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED SECURITIES. Each of Corporate Bond Fund and Limited Maturity Bond Fund may invest up to 35% of its total assets, and Diversified Income Fund may invest without limit, in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value
(par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which the Funds may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result. Each Fund may invest up to 10% of its net assets in IOs, POs, inverse floating obligations and residual interest bonds.

RESTRICTED SECURITIES. Each Fund may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.

LOWER-RATED DEBT SECURITIES. Each Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on Security Management's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities and Diversified Income Fund will invest at least 35% of its net assets in securities issued by the U.S. or Canadian Governments. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Additionally, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government, and are subject to somewhat greater credit risk than direct obligations of the U.S. Treasury.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, which do not include restricted securities that are readily marketable. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

SWAPS, CAPS, FLOORS AND COLLARS. Diversified Income Fund may enter into interest rate, total return and index swaps. Diversified Income Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (I.E. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extent the Diversified Income Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

FUTURES AND OPTIONS. Diversified Income Fund may utilize futures contracts. The Diversified Income Fund may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified Income Fund may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. Each Fund may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.

BORROWING. Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds would allow shareholders to realize economies of scale. For further information on the fees and expenses of Diversified Income Fund, see "More Information Regarding the Funds," page 20.

OPERATING EXPENSES -- The total fund operating expenses of each class of Corporate Bond Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), before taking into account the expense reimbursement arrangement, currently are lower than the expenses of the corresponding classes of Diversified Income Fund. The expense ratio of each class of Limited Maturity Bond Fund, before taking into account the management fee waiver, currently is higher than that of the corresponding classes of Diversified Income Fund.

o After a voluntary management fee waiver by Security Management, the net expense ratio for the Class A shares of Diversified Income Fund for the year ended December 31, 1999, was lower by 0.22% than that of the Class A shares of the Corporate Bond Fund and was higher by 0.10% than that of the Class A shares of the Limited Maturity Bond Fund.

o After a voluntary management fee waiver by Security Management, the net expense ratio for the Class B shares of Diversified Income Fund for the year ended December 31, 1999 was the same as the net expense ratio for the Class B shares of Corporate Bond Fund and Limited Maturity Bond Fund.

o The management fee for the Diversified Income Fund was the same as the management fee for Corporate Bond and Limited Maturity Bond Funds for the year ended December 31, 1999. Effective February 4, 2000, the management fee for the Diversified Income Fund was 0.15% lower than that of Corporate Bond and Limited Maturity Bond Funds.

o The fees for distribution and shareholder servicing for Diversified Income Fund are the same as Corporate Bond and Limited Maturity Bond Funds.

It is expected that combining the Funds will adjust the operating expense ratio to a lower level than the operating expense ratio of any of the Funds prior to the Reorganization. For more information, see estimated PRO FORMA expenses in the table, "Annual Fund Operating Expenses."

An expense waiver arrangement is in place for Limited Maturity Bond Fund and Diversified Income Fund, under which Security Management waives its management fee for each such Fund. The expense waiver arrangement is described below under the table "Annual Fund Operating Expenses." The current expense waiver arrangement for Limited Maturity Bond Fund and Diversified Income Fund may be terminated at any time by Security Management.

An expense reimbursement arrangement is in place for the Funds under which Security Management reimburses certain operating expenses of the Funds on a voluntary basis. The expense reimbursement arrangement is described below under the table "Annual Fund Operating Expenses." The current expense reimbursement arrangement may be terminated at any time by Security Management.

The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the year ended December 31, 1999, except that the management fee for Diversified Income Fund is based upon the fee in effect as of February 4, 2000. PRO FORMA fees and expenses show estimated fees and expenses of Diversified Income Fund after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)
---------------------------------------------------------------------------------------------------------------
                                                                DISTRIBUTION AND                    TOTAL FUND
                                              MANAGEMENT     SHAREHOLDER SERVICING      OTHER        OPERATING
                                                 FEES           (12B-1) FEES(2)        EXPENSES     EXPENSES(3)
CLASS A

Diversified Income Fund .....................   0.35%                0.25%              0.62%          1.22%
Corporate Bond Fund .........................   0.50%                0.25%              0.35%          1.10%
Limited Maturity Bond Fund ..................   0.50%                0.25%              0.52%          1.27%
PRO FORMA - Diversified Income including
Corporate Bond and Limited Maturity Bond ....   0.35%                0.25%              0.40%          1.00%

CLASS B

Diversified Income Fund .....................   0.35%                1.00%              0.86%          2.21%
Corporate Bond Fund .........................   0.50%                1.00%              0.65%          2.15%
Limited Maturity Bond Fund ..................   0.50%                1.00%              0.91%          2.41%
PRO FORMA - Diversified Income including
Corporate Bond and Limited Maturity Bond ....   0.35%                1.00%              0.40%          1.75%
---------------------------------------------------------------------------------------------------------------

(1)  Expenses are shown for each Fund, and on a pro forma basis,  based upon expenses incurred by each Fund for the 12 months ended December 31, 1999, except that the management fee for Diversified Income Fund is based upon the fee in effect as of February 4, 2000.  Effective on that date, the Board of Directors of Security
     Income Fund approved an amendment to the investment  advisory agreement with Security Management to reduce the management fee for Diversified Income Fund from 0.50% to 0.35%.

(2)  As a result of  distribution  (Rule  12b-1)  fees,  a long term  investor  may pay more than the  economic equivalent  of the maximum  sales charge  allowed by the Rules of the National  Association  of Securities
     Dealers, Inc. (NASD).

(3)  Each Fund's total  annual  operating  expenses  for the most recent  fiscal year were less than the amount shown, because of voluntary fee waivers and/or reimbursements by Security Management.  Security Management has  waived  its  management  fee for  Limited  Maturity  Bond Fund and  Diversified  Income  Fund and has
     reimbursed  certain  operating  expenses of Class B shares of Limited  Maturity Bond Fund and  Diversified
     Income Fund and Class A and B shares of Corporate Bond Fund. After the waiver, the management fee would be
     0.00% and the total  fund  operating  expenses  would be 0.77% for Class A and 1.85% for Class B shares of
     Limited  Maturity  Bond Fund and  would be 0.87%  for Class A and 1.85% for Class B shares of  Diversified
     Income Fund. After the expense reimbursement, the total fund operating expenses would be 1.09% for Class A shares and 1.85% for Class B shares of  Corporate  Bond Fund.  The fee  waiver and  expense  reimbursement arrangements are voluntary and not contractual  commitments,  and can be terminated by Security Management at any time.

---------------------------------------------------------------------------------------------------------------

EXAMPLE.

This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a PRO FORMA basis. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. For each Fund, expenses prior to a voluntary fee waiver or reimbursement by Security Management are presented. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of such period shown; your actual costs may be higher or lower.

------------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR                3 YEARS                5 YEARS               10 YEARS*
                                             ------------------     ------------------     ------------------     ------------------
                                             CLASS A    CLASS B     CLASS A    CLASS B     CLASS A    CLASS B     CLASS A    CLASS B
Corporate Bond Fund ......................    $582       $718        $808      $  973      $1,052     $1,354      $1,752     $2,212
Limited Maturity Bond Fund ...............     598        744         859       1,051       1,139      1,485       1,936      2,459
Diversified Income Fund ..................     593        724         844         991       1,113      1,385       1,882      2,290
PRO FORMA - Diversified Income including
Corporate Bond and Limited Maturity Bond..     572        678         778         851       1,001      1,149       1,641      1,864
------------------------------------------------------------------------------------------------------------------------------------

*The ten year  calculations  for Class B shares  assume  conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR                3 YEARS                5 YEARS               10 YEARS*
                                             ------------------     ------------------     ------------------     ------------------
                                             CLASS A    CLASS B     CLASS A    CLASS B     CLASS A    CLASS B     CLASS A    CLASS B
Corporate Bond Fund ......................    $582       $218        $808       $673       $1,052     $1,154      $1,752     $2,212
Limited Maturity Bond Fund ...............     598        244         859        751        1,139      1,285       1,936      2,459
Diversified Income Fund ..................     593        224         844        691        1,113      1,185       1,882      2,290
PRO FORMA - Diversified Income including
Corporate Bond and Limited Maturity Bond..     572        178         778        551        1,001        949       1,641      1,864
------------------------------------------------------------------------------------------------------------------------------------

*The ten year  calculations  for Class B shares  assume  conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

------------------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION -- Class A and Class B shares of Diversified Income Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Corporate Bond Fund and Limited Maturity Bond Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of Corporate Bond Fund and Limited Maturity Bond Fund would be included in the holding period of Diversified Income Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Corporate Bond Fund and Limited Maturity Bond Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of Corporate Bond Fund and Limited Maturity Bond Fund were purchased by the shareholder. Purchases of shares of Diversified Income Fund after the Reorganization will be subject to the sales load structure described in the table below for Diversified Income Fund. This is the same sales load structure that is currently in effect for Corporate Bond Fund and Limited Maturity Bond Fund.

--------------------------------------------------------------------------------
TRANSACTION FEES ON NEW INVESTMENTS (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                          CLASS A     CLASS B(1)
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price) ...................    4.75%        None

Maximum deferred sales charge (load)
(as a percentage of the lower of
original purchase price or redemption proceeds) .......   None(2)      5.00%(3)
--------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 The deferred sales charge is 5% during the first year, 4% during the second year, 3% during the third and fourth years and 2% in the fifth year, decreasing to 0% in the sixth and following years.
--------------------------------------------------------------------------------

None of the Funds has any redemption fees, exchange fees or sales charges on reinvested dividends.

ADDITIONAL INFORMATION ABOUT DIVERSIFIED INCOME FUND

INVESTMENT MANAGER -- Security Management, each Fund's investment manager, is a Kansas limited liability company. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of Security Management were approximately $6.3 billion. Security Management has overall responsibility for the management of the Funds. Security Income Fund and Security Management have entered into an agreement that requires Security Management to provide investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with Security Management can be canceled by the Board of Directors of Security Income Fund upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly.

INVESTMENT PERSONNEL -- The following individuals have responsibility for the day-to-day management of the Funds:

o Steve Bowser, Vice President and Portfolio Manager of Security Management, has managed the Diversified Income Fund's portfolio since 1995. Mr. Bowser has also co-managed the Corporate Bond Fund and Limited Maturity Bond Fund portfolios since June 1997. Mr. Bowser joined Security Management in 1992. Prior to joining Security Management, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

o David Eshnaur, Second Vice President and Portfolio Manager of Security Management, has co-managed the Corporate Bond Fund and Limited Maturity Bond Fund portfolios since June 1997. Mr. Eshnaur has 15 years of investment experience. Prior to joining Security Management in 1997, he worked at Waddell & Reed in the positions of Assistant Vice President, Assistant Portfolio Manager, Senior Analyst, Industry Analyst and Account Administrator. Mr. Eshnaur earned a bachelor of arts degree in Business
   Administration from Coe College and an M.B.A. degree in Finance from the University of Missouri - Kansas City.

PERFORMANCE OF DIVERSIFIED INCOME FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Diversified Income Fund by showing (on a calendar year basis) changes in Diversified Income Fund's annual total return from year to year and by showing (on a calendar year basis) how Diversified Income Fund's average annual returns for one year, five years and ten years compare to those of abroad-based securities market index--the Lehman Brothers Government Bond Index. The information in the bar chart and table reflects the Fund's performance prior to its recent change of investment policies. The information in the bar chart is based on the performance of the Class A shares of Diversified Income Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance is not an indication of how the Fund will perform in the future.

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     1991    1992     1993    1994     1995    1996    1997    1998    1999
----     ----    ----     ----    ----     ----    ----    ----    ----    ----
9.80%   13.80%   5.00%   10.90%  -6.50%   21.86%   1.26%   9.19%   9.09%  -3.60%

*During the period shown in the chart, the Fund's best quarterly performance was 7.34% for the quarter ended June 30, 1995, and the Fund's worst quarterly performance was -3.92% for the quarter ended March 31, 1994.

The table below shows the average annual total returns of Diversified Income Fund if you average out actual performance over various lengths of time, compared to the Lehman Brothers Government Bond Index, an unmanaged index. An index has an inherent performance advantage over the Diversified Income Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Diversified Income Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999
--------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                                                                     OF CLASS B
                                               1 YEAR     5 YEARS     10 YEARS       (10/19/93)
Diversified Income, Class A(1) .............   -8.23%      6.17%       6.35%             ---
Diversified Income, Class B(2) .............   -9.36%      5.79%        ---             3.20%
Lehman Brothers Government Bond Index(3) ...   -2.15%      7.60%       7.66%            5.38%
--------------------------------------------------------------------------------------------------

(1)  Reflects deduction of sales charge of 4.75%.

(2)  Reflects  deduction  of a  deferred  sales  charge of 5% for the 1-year and 2% for the 5-year returns.

(3)  The Lehman  Brothers  Government  Bond Index is comprised of public  obligations  of the U.S.
     Treasury with  maturities of more than one year and publicly  issued debt of U.S.  Government
     Agencies.

--------------------------------------------------------------------------------------------------

The table below shows the non-standardized performance of Diversified Income Fund, which does not reflect deduction of sales charges. If sales charges were reflected, the performance figures would be lower than those shown. The Fund's past performance is not an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS B
                                1 YEAR    5 YEARS    10 YEARS      (10/19/93)
Diversified Income, Class A     -3.60%     7.22%      6.86%            ---
Diversified Income, Class B     -4.59%     6.10%       ---            3.20%
--------------------------------------------------------------------------------

Additional information about Diversified Income Fund is included in the section, "More Information Regarding the Funds," page 20.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of each of Corporate Bond Fund and Limited Maturity Bond Fund to Diversified Income Fund solely in exchange for Class A and Class B shares of Diversified Income Fund. Each of Corporate Bond Fund and Limited Maturity Bond Fund will distribute the shares of Diversified Income Fund received in the exchange to its shareholders, and then Corporate Bond Fund and Limited Maturity Bond Fund will be liquidated.

After the Reorganization, each shareholder of Corporate Bond Fund and Limited Maturity Bond Fund will own shares in Diversified Income Fund having an aggregate value equal to the aggregate value of each respective class of shares of Corporate Bond Fund and Limited Maturity Bond Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A and B shares of Corporate Bond Fund and Limited Maturity Bond Fund will receive shares of the corresponding class of Diversified Income Fund. In the interest of economy and convenience, shares of Diversified Income Fund generally will not be represented by physical certificates.

Until the Closing, shareholders of Corporate Bond Fund and Limited Maturity Bond Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Diversified Income Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of each of the Corporate Bond Fund and Limited Maturity Bond Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A.

REASONS FOR THE REORGANIZATION -- The Funds have similar investment objectives, strategies and risks and are relatively small in asset size. Because the Corporate Bond Fund and Limited Maturity Bond Fund may invest in substantially the same types of securities as Diversified Income Fund, the Funds are duplicative in the same group of funds. In addition, the reorganization would create a larger Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base. Also, a larger fund offers the benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these considerations, the Board of Directors of Security Income Fund determined that the Funds should be reorganized.

The proposed Reorganization was presented to the Board of Directors of Security Income Fund for consideration and approval at a meeting held February 4, 2000. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Security Income Fund, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Reorganization would allow shareholders of Corporate Bond Fund and Limited Maturity Bond Fund to continue to participate in a professionally-managed portfolio which invests primarily in investment grade debt securities. As Class A and Class B shareholders of Diversified Income Fund, these shareholders would continue to be able to exchange into other mutual funds in the larger Security Group of Mutual Funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Security Group of Mutual Funds, and their available classes, is attached as Appendix B.

BOARD CONSIDERATION -- The Board of Directors of Security Income Fund, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of Corporate Bond Fund, Limited Maturity Bond Fund and Diversified Income Fund;

2. estimates that show that combining the Funds should result in lower expense ratios because of economies of scale;

3. elimination of duplication of costs and inefficiencies of having three similar funds;

4. the Reorganization would not dilute the interests of the Funds' current shareholders;

5. the relative investment performance and risks of Diversified Income Fund as compared to Corporate Bond Fund and Limited Maturity Bond Fund;

6. the similarity of Diversified Income Fund's investment objectives, policies and restrictions to those of Corporate Bond Fund and Limited Maturity Bond Fund and the fact that the Funds are duplicative within the overall group of funds;

7. the tax-free nature of the Reorganization to Corporate Bond Fund and Limited Maturity Bond Fund and their shareholders.

THE BOARD OF DIRECTORS OF SECURITY INCOME FUND RECOMMENDS THAT SHAREHOLDERS OF THE CORPORATE BOND FUND AND LIMITED MATURITY BOND FUND, RESPECTIVELY, APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Corporate Bond Fund, Limited Maturity Bond Fund, nor their respective shareholders, nor the Diversified Income Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, each of the Corporate Bond Fund and Limited Maturity Bond Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to their respective shareholders all of the Corporate Bond Fund's and Limited Maturity Bond Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Corporate Bond Fund's and Limited Maturity Bond Fund's shareholders.

As of December 31, 1999, Corporate Bond Fund had accumulated capital loss carryforwards in the amount of approximately $12,374,110 and Limited Maturity Bond Fund in the amount of approximately $10,661. After the Reorganization, these losses will be available to Diversified Income Fund to offset its capital gains, although the amount of these losses which may offset Diversified Income Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Diversified Income Fund may not be able to use these losses as rapidly as Corporate Bond Fund and Limited Maturity Bond Fund might have, and part of these losses may not be useable at all. The ability of Diversified Income Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of Corporate Bond Fund and Limited Maturity Bond Fund, respectively. After the
Reorganization, however, these benefits will inure to the benefit of all shareholders of Diversified Income Fund.

EXPENSES OF THE REORGANIZATION -- The Funds will bear the expenses relating to the proposed Reorganization, including but not limited to the costs of the proxy solicitation, which will be allocated ratably on the basis of their relative net asset values immediately before Closing.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of Security Income Fund, a Kansas corporation. Security Income Fund is governed by a Board of Directors, which consists of six directors.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income on a monthly basis, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of Corporate Bond Fund and Limited Maturity Bond Fund, then as soon as practicable before the Closing, each of Corporate Bond Fund and Limited Maturity Bond Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income and undistributed realized net capital gains.

CAPITALIZATION   --  The  following  table  shows  on  an  unaudited  basis  the capitalization of each Fund as of December 31, 1999 and on a PRO FORMA basis as of December 31, 1999, giving effect to the Reorganization:

--------------------------------------------------------------------------------
                                                       NET ASSET
                                                       VALUE PER       SHARES
                                       NET ASSETS        SHARE       OUTSTANDING
--------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND
   Class A .........................   $12,722,594       $4.52         2,812,887
   Class B .........................    $2,355,592       $4.51           522,448
CORPORATE BOND FUND
   Class A .........................   $49,476,637       $6.47         7,645,684
   Class B .........................    $9,137,794       $6.51         1,404,036
LIMITED MATURITY BOND FUND
   Class A .........................    $5,570,226       $9.57           581,851
   Class B .........................    $1,325,086       $9.54           138,869
PRO FORMA - DIVERSIFIED INCOME
INCLUDING CORPORATE BOND AND
LIMITED MATURITY BOND FUNDS
   Class A .........................   $67,769,457       $4.52        14,993,243
   Class B .........................   $12,818,472       $4.51         2,842,377
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the Board of Directors of Security Income Fund. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about April 4, 2000. Shareholders of Corporate Bond Fund and Limited Maturity Bond Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Security Management and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Corporate Bond Fund and Limited Maturity Bond Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Corporate Bond Fund or Limited Maturity Bond Fund, as applicable, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the meeting of Corporate Bond Fund or Limited Maturity Bond Fund shareholders, as applicable, in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The cost of soliciting proxies will be borne by Security Management, which will be reimbursed by the Funds. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Security Income Fund that may be presented at the respective meetings.

VOTING RIGHTS -- Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares have cumulative voting rights and no preemptive or subscription rights.

Shareholders of each of the Corporate Bond and Limited Maturity Bond Funds at the close of business on February 28, 2000 (the "Record Date") will be entitled to be present and give voting instructions for the Funds at their respective meetings with respect to their shares owned as of that Record Date. As of the Record Date, 9,128,419.973 shares of the Corporate Bond Fund were outstanding and entitled to vote and 692,234.205 shares of the Limited Maturity Bond Fund were outstanding and entitled to vote.

Approval of the Reorganization with respect to each of Corporate Bond Fund and Limited Maturity Bond Fund requires the affirmative vote of a majority of the outstanding shares of that Fund. In the event that the shareholders of only one of the Corporate Bond and Limited Maturity Bond Funds approve the Reorganization, that particular Fund whose shareholders approved the Reorganization would be reorganized into Diversified Income Fund. The Fund not approving the Reorganization would continue to operate as a separate entity.

Each of Corporate Bond Fund and Limited Maturity Bond Fund must have a quorum to conduct its business at the meeting. The holders of a MAJORITY of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of either Fund entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present. An adjournment of the meeting for one of the Funds shall not prevent the other Fund from holding its meeting.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the meeting, the Funds expect that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of Security Income Fund, as of August 31, 1999, no Director of Security Income Fund owns 1% or more of the outstanding shares of the Corporate Bond Fund or Limited Maturity Bond Fund, and the officers and Directors of Security Income Fund own, as a group, less than 1% of the shares of the Corporate Bond Fund or Limited Maturity Bond Fund.

Appendix C hereto lists the persons that, as of February 28, 2000, owned beneficially, or of record 5% or more of the outstanding shares of Corporate Bond Fund or Limited Maturity Bond Fund.

OTHER MATTERS TO COME BEFORE THE MEETINGS -- The Funds do not know of any matters to be presented at the meetings other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meetings, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting or to be submitted to shareholders of the Funds.

INFORMATION ABOUT THE FUNDS -- Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

REPORTS TO SHAREHOLDERS -- Security Management will furnish, without charge, a copy of the most recent Annual Report regarding the Funds upon request. Requests for such reports should be directed to Security Management at 700 SW Harrison Street, Topeka, KS 66636 or at (800) 888-2461.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                           Amy J. Lee, Secretary

April 3, 2000
700 SW Harrison
Topeka, KS 66636

                      MORE INFORMATION REGARDING THE FUNDS

SHAREHOLDER GUIDE

PURCHASE OPTIONS -- This Proxy Statement/Prospectus relates to the two separate classes of Diversified Income Fund: Class A and Class B, each of which represents an identical interest in the Fund's investment portfolio, but is
offered  with  different  sales  charges  and   distribution  fee  (Rule  12b-1)
arrangements.  As  described  below  and  elsewhere  in  this  Proxy  Statement/
Prospectus, the contingent deferred sales load structure and conversion characteristics of the Diversified Income Fund shares issued to you in the Reorganization will be the same as those that applied to the Corporate Bond Fund and/or Limited Maturity Bond Fund shares held by you immediately prior to the Reorganization, and the period that you held the Corporate Bond Fund and/or Limited Maturity Bond Fund shares will be included in the holding period of the Diversified Income Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of Diversified Income Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The sales charges and fees for Class A and Class B shares are shown and contrasted in the chart below.

--------------------------------------------------------------------------------
                                                         CLASS A      CLASS B
--------------------------------------------------------------------------------
Maximum Initial Sales Charge on Purchases ............   4.75%(1)     None
Contingent Deferred Sales Charge ("CDSC") ............   None(2)      5.00%(3)
Annual Distribution (12b-1) Fee and Service Fee(4) ...   0.25%        1.00%
Automatic Conversion to Class A ......................   N/A          8 Years(5)
--------------------------------------------------------------------------------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 and more.

(2) For investments of $1 million or more, a CDSC of 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A shares: Initial Sales Charge Alternative," below.

(3) Imposed upon redemption within 5 years from purchase. Fee has scheduled reductions after the first year. See "Class B shares: Deferred Sales Charge Alternative," below.

(4)  Annual asset-based distribution charge.

(5) Class B shares of the Diversified Income Fund issued to shareholders of the Corporate Bond Fund and/or Limited Maturity Bond Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of the Corporate Bond Fund and/or Limited Maturity Bond Fund, as applicable.
--------------------------------------------------------------------------------

The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held.

CLASS A SHARES.

INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Funds are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges."

--------------------------------------------------------------------------------
                              AS A % OF       AS A %     DEALERS' REALLOWANCE AS
YOUR INVESTMENT            OFFERING PRICE     OF NAV      A % OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000 .........    4.75%          4.99%               4.00%
$50,000 - $99,999 .........    3.75%          3.90%               3.00%
$100,000 - $249,999 .......    2.75%          2.83%               2.20%
$250,000 - $999,999 .......    1.75%          1.78%               1.40%
$1,000,000 or more ........    None           None             (See below)
--------------------------------------------------------------------------------

There is no initial sales charge on purchases of $1,000,000 or more. However, the Funds' Distributor will pay Authorized Dealers of record commissions as follows: 1.00% on purchases of $1,000,000 up to $5,000,000, plus 0.50% on amounts above $5,000,000 up to $10,000,000, plus 0.10% for any amount above $10,000,000. If shares are redeemed within one year of purchase, a CDSC of 1.00% will be imposed.

REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Funds or other funds in the Security Group of Mutual Funds which offer Class A shares, by completing a Statement of Intention to purchase Fund shares. Executing the Statement of Intention expresses an intention to invest during the next 13 months (or 36 months for purchases of $1,000,000 or more) a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to five percent of the amount specified in the Statement of Intention will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Funds for details on the Statement of Intention option or contact Security Management at (800) 888-2461 for more information.

A sales charge may also be reduced by taking into account your previous purchases of Class A shares of the Funds or any other funds in the Security Group of Mutual Funds (excluding Security Cash Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Funds for details or contact Security Management at (800) 888-2461 for more information.

SPECIAL PURCHASE WITHOUT A SALES CHARGE. Class A shares may be purchased at NAV without a sales charge by certain individuals and institutions. For additional information, contact Security Management at (800) 888-2461, or see the Funds' Statement of Additional Information.

CLASS B SHARES.

DEFERRED SALES CHARGE ALTERNATIVE. Class B shares may be purchased at their NAV per share without an initial sales charge at the time of purchase. Class B shares that are redeemed within five years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Funds are subject to a distribution (12b-1) fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution (12b-1) fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of original purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

                -----------------------------------------------
                YEAR OF REDEMPTION AFTER PURCHASE          CDSC
                -----------------------------------------------
                First ..................................    5%
                Second .................................    4%
                Third ..................................    3%
                Fourth .................................    3%
                Fifth ..................................    2%
                Sixth and following ....................    0%
                -----------------------------------------------

Class B shares will automatically convert into Class A shares eight years after purchase, except that Class B shares of the Diversified Income Fund issued in connection with the Reorganization with respect to Class B shares of the Corporate Bond Fund and/or Limited Maturity Bond Fund will convert to Class A shares eight years after the purchase of the original shares of the Corporate Bond Fund and/or Limited Maturity Bond Fund, as applicable. For additional information on the CDSC and the conversion of Class B shares, see the Funds' Statement of Additional Information.

WAIVERS OF CDSC. The CDSC on Class A and Class B shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

o  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a) or 401(k) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

o Upon the financial hardship (as defined in regulations under the Code) of a participant in a plan

o  Upon termination of employment of a participant in a plan

o  Upon any other permissible withdrawal under the terms of the plan.

If you think you may be eligible for a CDSC waiver, contact Security Management at (800) 888-2461.

REINSTATEMENT PRIVILEGE. Class A shareholders who have redeemed their shares in any fund in the Security Group of Mutual Funds may reinvest some or all of the proceeds in the same share class within 30 days without a sales charge. See the Statement of Additional Information for the Funds for details or contact Security Management at (800) 888-2461.

RULE 12B-1 PLAN. Each Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plans, the Distributor may receive from each Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A and Class B shares.

DISTRIBUTION AND SERVICING FEES. In connection with the distribution of shares of the Fund and services rendered to shareholders, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                 ----------------------------------------------
                             SERVICING FEE     DISTRIBUTION FEE
                 ----------------------------------------------
                 Class A ....    0.25%              None
                 Class B ....    0.25%              0.75%
                 ----------------------------------------------

Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A and Class B shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

                 ----------------------------------------------
                             SERVICING FEE     DISTRIBUTION FEE
                 ----------------------------------------------
                 Class A ....    0.25%              0.00%
                 Class B ....    0.25%              0.00%
                 ----------------------------------------------

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with Security Management. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund.
However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES -- The minimum initial investment in the Funds is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds and the Distributor reserve the right to reject any order to purchase shares. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor.

PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

RETIREMENT PLANS. The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information. For further information, contact Security Management at (800) 888-2461.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Board of Directors of Security Income Fund.

EXCHANGE PRIVILEGES AND RESTRICTIONS. Shareholders who own shares of the Funds may exchange those shares for shares of another of the funds in the Security Group of Mutual Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of a Fund may be exchanged only for shares of the same class of another fund in the Security Group of Mutual Funds or for shares of Security Cash Fund, a money market fund, which offers a single class of shares. Any applicable CDSC will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

Exchanges of Class A shares of the Funds are made at net asset value without a front-end sales charge if: (1) the shares have been owned for at least 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other fund being acquired, less the sales charge paid on the shares of the fund at the time of original purchase.

Shareholders should contact the Funds before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, Security Management would first cause to be exchanged those shares that would not be subject to any sales charges. Exchanges are made upon receipt of a properly completed Exchange Authorization form.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from Security Management. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either Security Management or the Fund upon 60 days' notice to shareholders.

SELLING SHARES -- Shares of the Funds will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business. Any share certificates representing fund shares sold must be returned with a request to sell the shares.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $25, as long as the account has a current value of at least $5,000. For additional information, contact Security Management at (800) 888-2461, or see the Funds' Statement of Additional Information.

PAYMENTS. Payments may be made by check. Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, Security Management will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

MANAGEMENT OF THE FUND

INVESTMENT MANAGER -- Security Management, each Fund's investment manager, is a Kansas limited liability company. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of Security Management were approximately $6.3 billion. Security Management has overall responsibility for the management of the Funds. Security Income Fund and Security Management have entered into an agreement that requires Security Management to provide investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with Security Management can be canceled by the Board of Directors of Security Income Fund upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended December 31, 1999, Diversified Income Fund did not pay investment management fees to Security Management, which waived such fees.

PARENT COMPANY AND DISTRIBUTOR -- Security Management is controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a life insurance company, is incorporated under the laws of Kansas. Security Management is a direct, and the Distributor, the Fund's principal underwriter, is an indirect, wholly owned subsidiary of Security Benefit Life Insurance Company ("Security Benefit").

ADMINISTRATIVE AGENT -- Security Management also acts as the administrative agent for the Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services Security Management receives, on an annual basis, a fee of 0.09% of the average net assets of each Fund, calculated daily and payable monthly.

Security Management also acts as the transfer agent for the Funds. As such, Security Management performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives an annual maintenance fee of $8.00 per account, a fee of $1.00 per shareholder transaction, and a fee of $1.00 per dividend transaction.

PORTFOLIO TRANSACTIONS -- Security Management will place orders to execute securities transactions that are designed to implement each Fund's investment objectives and policies. Security Management uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, Security Management may consider brokerage and research services provided by a broker to Security Management or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if Security Management determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of Security Management with respect to all accounts as to which it exercises investment discretion. Security Management may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including each Fund. In addition, Security
Management also may consider a broker's sale of Fund shares if Security Management is satisfied that the Fund would receive best execution of the transaction from that broker.

Securities held by the Funds may also be held by other investment advisory clients of Security Management, including other investment companies. In addition, Security Management's parent company, Security Benefit, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, Security Management may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to Security Management's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of Security Management not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from Security Benefit) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS -- Each Fund pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct Security Management otherwise. There are no fees or sales charges on reinvestments.

FEDERAL TAXES -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:

--------------------------------------------------------------------------------
                                                            TAX RATE FOR 28%
TYPE OF DISTRIBUTION         TAX RATE FOR 15% BRACKET       BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends               Ordinary Income rate       Ordinary Income rate
Short-term capital gains       Ordinary Income rate       Ordinary Income rate
Long-term capital gains                10%                        20%
--------------------------------------------------------------------------------

A Fund has "short-term capital gains" when it sells a security within 12 months after buying it. A Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. When a Fund earns interest from bonds and other debt securities and distributes these earnings to shareholders, the Fund has "ordinary income." The Funds expect that their distributions will consist primarily of ordinary income. You generally are required to report all Fund distributions on your federal income tax return.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Funds mail information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Funds' Statement of Additional Information and your tax adviser for further information.

                FINANCIAL HIGHLIGHTS FOR DIVERSIFIED INCOME FUND,
               CORPORATE BOND FUND AND LIMITED MATURITY BOND FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


The financial highlights table is intended to help you understand the Funds' financial performance for their Class A shares and Class B shares during the past five years, or the period since commencement of a Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          FISCAL YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------------
                                                       1999(B)(C)      1998(C)      1997(C)      1996(C)(E)      1995(C)(E)
                                                       ----------      -------      -------      ----------      ----------
PER SHARE DATA
Net asset value beginning of period..................   $ 7.14         $ 7.05       $ 6.87        $ 7.39          $ 6.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.41           0.43         0.45          0.47            0.47
Net gain (loss) on securities (realized & unrealized)    (0.67)          0.09         0.19         (0.52)           0.71
                                                         -----          -----        -----         -----           -----
Total from investment operations.....................    (0.26)          0.52         0.64         (0.05)           1.18

LESS DISTRIBUTIONS

Dividends (from net investment income)...............    (0.41)         (0.43)       (0.46)        (0.47)          (0.47)
Distributions (from realized gains)..................     ---            ---          ---           ---             ---
                                                         -----          -----        -----         -----           -----
Total distributions..................................    (0.41)         (0.43)       (0.46)        (0.47)          (0.47)
                                                         -----          -----        -----         -----           -----
Net asset value end of period........................   $ 6.47         $ 7.14       $ 7.05        $ 6.87          $ 7.39
                                                         =====          =====        =====         =====           =====
Total return (a).....................................    (3.7)%           7.6%         9.7%        (0.5)%           18.2%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................   $49,477        $53,055      $56,487       $73,360         $93,701
Ratio of expenses to average net assets..............     1.09%          1.06%        1.07%         1.01%           1.02%
Ratio of net investment income
  (loss) to average net assets.......................     6.03%          6.01%        6.50%         6.54%           6.62%
Portfolio turnover rate..............................       36%            64%         120%          292%            200%

------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                       ----------------------------------------------------------------------------
                                                       1999(B)(C)     1998(B)(C)     1997(B)(C)     1996(B)(C)(E)     1995(B)(C)(E)
                                                       ----------     ----------     ----------     -------------     -------------
PER SHARE DATA
Net asset value beginning of period..................   $ 7.19         $ 7.09         $ 6.90           $ 7.43            $ 6.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.36           0.37           0.40             0.40              0.40
Net gain (loss) on securities (realized & unrealized)    (0.68)          0.10           0.19            (0.52)             0.73
                                                         -----          -----          -----            -----             -----
Total from investment operations.....................    (0.32)          0.47           0.59            (0.12)             1.13

LESS DISTRIBUTIONS
Dividends (from net investment income)...............    (0.36)         (0.37)         (0.40)           (0.41)            (0.41)
Distributions (from realized gains)..................      ---            ---            ---              ---               ---
                                                         -----          -----          -----            -----             -----
Total distributions..................................    (0.36)         (0.37)         (0.40)           (0.41)            (0.41)
                                                         -----          -----          -----            -----             -----
Net asset value end of period........................   $ 6.51         $ 7.19         $ 7.09           $ 6.90            $ 7.43
                                                         =====          =====          =====            =====             =====
Total return (a).....................................    (4.5)%           6.9%           8.7%           (1.4)%             17.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................    $9,138         $7,982         $6,493           $7,303            $5,743
Ratio of expenses to average net assets..............     1.85%          1.85%          1.85%            1.85%             1.85%
Ratio of net investment income
  (loss) to average net assets.......................     5.30%          5.18%          5.72%            5.70%             5.80%
Portfolio turnover rate..............................       36%            64%           120%             292%              200%

------------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL PERIOD ENDED DECEMBER 31
                                                       -----------------------------------------------------------------------------
                                                       1999(B)(C)   1998(B)(C)(E)   1997(B)(C)(E)   1996(B)(C)(E)   1995(B)(C)(D)(E)
                                                       ----------   -------------   -------------   -------------   ----------------
PER SHARE DATA
Net asset value beginning of period..................   $10.40         $10.30          $10.14          $10.66           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.64           0.65            0.72            0.72             0.62
Net gain (loss) on securities (realized & unrealized)    (0.82)          0.10            0.16           (0.51)            0.65
                                                         -----          -----           -----           -----            -----
Total from investment operations.....................    (0.18)          0.75            0.88            0.21             1.27

LESS DISTRIBUTIONS
Dividends (from net investment income)...............    (0.65)         (0.65)          (0.72)          (0.72)           (0.61)
Distributions (from realized gains)..................      ---            ---             ---             ---              ---
Return of capital....................................      ---            ---             ---           (0.01)             ---
                                                         -----          -----           -----           -----            -----
Total distributions..................................    (0.65)         (0.65)          (0.72)          (0.73)           (0.61)
                                                         -----          -----           -----           -----            -----
Net asset value end of period........................   $ 9.57         $10.40          $10.30          $10.14           $10.66
                                                         =====          =====           =====           =====            =====
Total return (a).....................................    (1.8)%           7.5%            9.0%            2.1%            13.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................    $5,570         $6,365          $5,490          $4,938           $3,322
Ratio of expenses to average net assets..............     0.77%          0.87%           0.55%           0.90%            0.84%
Ratio of net investment income
  (loss) to average net assets.......................     6.34%          6.30%           7.10%           6.97%            5.97%
Portfolio turnover rate..............................       31%            58%             76%            105%               4%

------------------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL PERIOD ENDED DECEMBER 31
                                                       -----------------------------------------------------------------------------
                                                       1999(B)(C)   1998(B)(C)(E)   1997(B)(C)(E)   1996(B)(C)(E)   1995(B)(C)(D)(E)
                                                       ----------   -------------   -------------   -------------   ----------------
PER SHARE DATA
Net asset value beginning of period..................   $10.37         $10.27          $10.14          $10.67           $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.53           0.53            0.61            0.63             0.53
Net gain (loss) on securities (realized & unrealized)    (0.82)          0.11            0.14           (0.52)            0.66
                                                         -----          -----           -----           -----            -----
Total from investment operations.....................    (0.29)          0.64            0.75            0.11             1.19

LESS DISTRIBUTIONS
Dividends (from net investment income)...............    (0.54)         (0.54)          (0.62)          (0.63)           (0.52)
Distributions (from realized gains)..................      ---            ---             ---             ---              ---
Return of capital....................................      ---            ---             ---           (0.01)             ---
                                                         -----          -----           -----           -----            -----
Total distributions..................................    (0.54)         (0.54)          (0.62)          (0.64)           (0.52)
                                                         -----          -----           -----           -----            -----
Net asset value end of period........................   $ 9.54         $10.37          $10.27          $10.14           $10.67
                                                                        =====           =====           =====            =====
Total return (a).....................................    (2.9)%           6.4%            7.7%            1.1%            12.2%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................    $1,325         $1,354          $1,054            $761             $752
Ratio of expenses to average net assets..............     1.85%          1.89%           1.50%           1.88%            1.71%
Ratio of net investment income
  (loss) to average net assets.......................     5.27%          5.18%           6.15%           5.99%            5.12%
Portfolio turnover rate..............................       31%            58%             76%            105%               4%

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                       ----------------------------------------------------------------------------
                                                       1999(B)(C)     1998(B)(C)     1997(B)(C)     1996(B)(C)(E)     1995(B)(C)(E)
                                                       ----------     ----------     ----------     -------------     -------------
PER SHARE DATA
Net asset value beginning of period..................   $ 4.96         $ 4.81         $ 4.71           $ 4.97            $ 4.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.26           0.27           0.32             0.31              0.30
Net gain (loss) on securities (realized & unrealized)    (0.44)          0.16           0.10            (0.26)             0.62
                                                         -----          -----          -----            -----             -----
Total from investment operations.....................    (0.18)          0.43           0.42             0.05              0.92

LESS DISTRIBUTIONS
Dividends (from net investment income)...............    (0.26)         (0.28)         (0.32)           (0.31)            (0.30)
Distributions (from realized gains)..................      ---            ---            ---              ---               ---
                                                         -----          -----          -----            -----             -----
Total distributions..................................    (0.26)         (0.28)         (0.32)           (0.31)            (0.30)
                                                         -----          -----          -----            -----             -----
Net asset value end of period........................   $ 4.52         $ 4.96         $ 4.81           $ 4.71            $ 4.97
                                                         =====          =====          =====            =====             =====
Total return (a).....................................    (3.6)%           9.1%           9.2%             1.3%             21.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................   $12,723        $12,644         $7,652           $8,036           $10,080
Ratio of expenses to average net assets..............     0.87%          0.93%          0.60%            0.65%             1.11%
Ratio of net investment income
  (loss) to average net assets.......................     5.58%          5.62%          6.10%            6.44%             6.41%
Portfolio turnover rate..............................       65%            78%            39%              75%               81%

------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND (CLASS B)
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                       ----------------------------------------------------------------------------
                                                       1999(B)(C)     1998(B)(C)     1997(B)(C)     1996(B)(C)(E)     1995(B)(C)(E)
                                                       ----------     ----------     ----------     -------------     -------------
PER SHARE DATA
Net asset value beginning of period..................   $ 4.95         $ 4.80         $ 4.71           $ 4.97            $ 4.35

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................     0.22           0.22           0.26             0.25              0.26
Net gain (loss) on securities (realized & unrealized)    (0.44)          0.16           0.10            (0.25)             0.63
                                                         -----          -----          -----            -----             -----
Total from investment operations.....................    (0.22)          0.38           0.36            (0.00)             0.89

LESS DISTRIBUTIONS
Dividends (from net investment income)...............    (0.22)         (0.23)         (0.27)           (0.26)            (0.27)
Distributions (from realized gains)..................      ---            ---            ---              ---               ---
                                                         -----          -----          -----            -----             -----
Total distributions..................................    (0.22)         (0.23)         (0.27)           (0.26)            (0.27)
                                                         -----          -----          -----            -----             -----
Net asset value end of period........................   $ 4.51         $ 4.95         $ 4.80           $ 4.71            $ 4.97
                                                         =====          =====          =====            =====             =====
Total return (a).....................................    (4.6)%           8.0%           7.9%          (0.02)%             20.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).................    $2,356         $3,668         $1,091             $661              $582
Ratio of expenses to average net assets..............     1.85%          1.85%          1.68%            1.86%             1.87%
Ratio of net investment income
  (loss) to average net assets.......................     4.55%          4.66%          5.02%            5.23%             5.69%
Portfolio turnover rate..............................       65%            78%            39%              75%               81%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

     -------------------------------------------------------------------------------------------------------------------------------
                                     1995                 1996                 1997                 1998                 1999
                               -----------------    -----------------    -----------------    -----------------    -----------------
                               Class A   Class B    Class A   Class B    Class A   Class B    Class A   Class B    Class A   Class B
     Corporate Bond .........    N/A      2.19%       N/A      2.05%       N/A      2.10%       N/A      2.32%      1.10%     2.15%
     Diversified Income .....   1.22%     3.70%      1.17%     3.26%      1.06%     2.14%      1.43%     3.03%      1.37%     2.36%
     Limited Maturity Bond ..   1.04%     2.12%      1.40%     2.60%      1.04%     1.99%      1.38%     2.70%      1.27%     2.41%
     -------------------------------------------------------------------------------------------------------------------------------

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Limited Maturity Bond Fund was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except total return.

(e) Expense ratios including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

     ---------------------------------------------------------------------------------------------------------------
                                       1995                   1996                  1997                   1998
                                 -----------------     -----------------     -----------------     -----------------
                                 CLASS A   CLASS B     CLASS A   CLASS B     CLASS A   CLASS B     CLASS A   CLASS B
     Corporate Bond ..........    1.02%     1.85%       1.01%     1.85%        ---       ---         ---       ---
     Diversified Income ......    1.10%     1.85%       0.64%     1.85%        ---       ---         ---       ---
     Limited Maturity Bond ...    0.81%     1.65%       0.87%     1.85%       0.51%     1.46%       0.83%     1.85%
     ---------------------------------------------------------------------------------------------------------------

                                   APPENDIX A
                         FORM OF PLAN OF REORGANIZATION


THIS PLAN OF REORGANIZATION (the "Plan") is adopted as of this 4th day of February, 2000, by Security Income Fund (the "Company") with its principal place of business at 700 SW Harrison, Topeka, Kansas 66636-0001, on behalf of Security Diversified Income Fund (formerly, "Security U. S. Government Fund") (the "Acquiring Fund"), a separate series of the Company, Security Limited Maturity Bond Fund (an "Acquired Fund"), a separate series of the Company, and Security Corporate Bond Fund (also an "Acquired Fund"), another separate series of the Company.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares ($1.00 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of each Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of each of the Acquired Funds in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment company of the management type and each Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of each Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of each Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Fund and each Acquired Fund separately, hereby approves the Plan on the following terms and conditions, such terms and conditions applying in full force to the Reorganization with respect to each Acquired Fund:

 1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approvals of the shareholders of the Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
           (i) to deliver to the Acquired Fund the number of full and fractional Class A and Class B Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A and Class B Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

 2.  VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.2 The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.3 The number of the Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A and Class B shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

 3.  CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 28, 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

     3.2   The  Company  shall  direct  UMB Bank,  N.A.,  as  custodian  for the
           Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

     3.3 Security Management Company, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A and Class B shares owned by each such shareholder immediately prior to the Closing.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

 4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

           (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

           (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

           (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

           (g) The Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

           (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 1999 have been audited by Ernst & Young, LLP, independent accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

           (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

           (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

           (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

           (n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

           (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2 The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

           (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

           (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

           (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

           (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

           (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

           (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 1999 have been audited by Ernst & Young LLP, independent accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired
                Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

           (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

           (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

           (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

           (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

           (m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

           (n) The Class A and Class B Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

           (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

           (p) That insofar as it relates to Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

 5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund and the Acquiring Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A and Class B Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

     5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A and Class B Acquiring Fund Shares received at the Closing.

     5.7 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

     5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

     5.9 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

 6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company and the Acquiring Fund on or before the Closing Date; and

     6.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

 7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company and the Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;

     7.3 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

     8.1   The Plan and the  transactions  contemplated  herein  shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund and the Acquiring Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 Dechert Price & Rhoads shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

 9.  BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and the Acquiring Fund pro rata based upon the relative net assets of the Funds as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.  AMENDMENTS

     This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of the Class A or Class B Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     13.2 This Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

     13.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     13.4 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be approved on behalf of the Acquiring Fund and the Acquired Funds.

                                         SECURITY INCOME FUND


                                         By:
                                                --------------------------------
                                         Name:
                                         Title:

                                   APPENDIX B


The following is a list of the current funds in the Security Group of Mutual Funds and the classes of shares that are currently offered by each fund:

--------------------------------------------------------------------------------
FUND                                                             CLASSES OFFERED
--------------------------------------------------------------------------------
Security Equity Fund..........................................     A, B and C
Security Global Fund..........................................     A, B and C
Security Total Return Fund....................................     A, B and C
Security Mid Cap Value Fund...................................     A, B and C
Security Small Cap Growth Fund................................     A, B and C
Security Enhanced Index Fund..................................     A, B and C
Security International Fund...................................     A, B and C
Security Select 25 Fund.......................................     A, B and C
Security Ultra Fund...........................................     A, B and C
Security Growth and Income Fund...............................     A, B and C
Security Municipal Bond Fund..................................     A and B
Security High Yield Fund......................................     A and B
Security Cash Fund............................................     A
Security Capital Preservation Fund............................     A, B and C
--------------------------------------------------------------------------------

                                   APPENDIX C


As of February 28, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Diversified Income Fund:

---------------------------------------------------------------------------------------------
                                                      % OF DIVERSIFIED      % OF DIVERSIFIED
                                                     INCOME FUND BEFORE     INCOME FUND AFTER
NAME AND ADDRESS                           CLASS       REORGANIZATION        REORGANIZATION
---------------------------------------------------------------------------------------------
Capitol Federal Foundation                   A              18%                    12%
Attention:  Jack Hamilton
700 South Kansas Avenue, Suite 517
Topeka, KS 66603-3823
---------------------------------------------------------------------------------------------
Oklahoma Co. Emp. Ret. Fund                  A              21%                    5%
Attention:  Betty Hurt/Forrest Freeman
320 Robert S. Kerr, Room 307
Oklahoma City, OK 73102-3441
---------------------------------------------------------------------------------------------
Security Benefit Life                        A              11%                    3%
SBL Employee Pension Plan
Attention:  John R. Wood - FI
700 SW Harrison Street
Topeka, KS 66636-0001
---------------------------------------------------------------------------------------------

As of February 28, 2000, the following persons owned of record 5% or more of the outstanding shares of the Corporate Bond Fund:

-------------------------------------------------------------------------------------------
                                                      % OF CORPORATE      % OF DIVERSIFIED
                                                     BOND FUND BEFORE     INCOME FUND AFTER
NAME AND ADDRESS                           CLASS      REORGANIZATION       REORGANIZATION
-------------------------------------------------------------------------------------------
Capitol Federal Foundation                   A             11%                   12%
Attention:  Jack Hamilton
700 South Kansas Avenue, Suite 517
Topeka, KS 66603-3823
-------------------------------------------------------------------------------------------
Mercantile Bank of St. Louis                 A             11%                   7%
Attention:  Trust Securities Unit 17-1
P.O. Box 387
St. Louis, MO 63166-0387
Theresa A. Young
-------------------------------------------------------------------------------------------
Security Benefit Life Ins. Co. Trste.        A             7%                    5%
Agent for Security Benefit Life
700 SW Harrison Street
Topeka, KS 66636-0001
House Account
-------------------------------------------------------------------------------------------

As of February 28, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Limited Maturity Bond Fund:

------------------------------------------------------------------------------------------------
                                                     % OF LIMITED MATURITY     % OF DIVERSIFIED
                                                       BOND FUND BEFORE        INCOME FUND AFTER
NAME AND ADDRESS                           CLASS        REORGANIZATION          REORGANIZATION
------------------------------------------------------------------------------------------------
Security Benefit Group, Inc.                 A                50%                      5%
Attention:  Finance Reporting
700 SW Harrison Street
Topeka, KS 66636-0002
House Account
------------------------------------------------------------------------------------------------
Security Benefit Group, Inc.                 A                 7%                     .3%
Trst. SBL Charitable Trust
700 SW Harrison Street
Topeka, KS 66636-0002
House Account
------------------------------------------------------------------------------------------------
Sisters of St. Francis Ministry Fund         A                19%                      1%
3390 Windsor Avenue
Dubuque, IA 52001-1326
Attention:  Sharon S. Rettig
------------------------------------------------------------------------------------------------
Security Benefit Group, Inc.                 B                50%                      3%
Attention:  Finance Reporting
700 SW Harrison Street
Topeka, KS 66636-0002
House Account
------------------------------------------------------------------------------------------------
Sterling Trust Company                       B                 8%                     .5%
Cust. Kaminer Findley Ltd. Partnership
P.O. Box 2526
Waco, TX 76702-2526
Attention:  Mark Doroff
------------------------------------------------------------------------------------------------

                                     PART B


                              SECURITY INCOME FUND

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                  April 3, 2000

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities      By and in Exchange for Shares of
of Corporate Bond Series ("Corporate Bond      Diversified Income Series
Fund"), and Limited Maturity Bond Series       (formerly U.S. Government Series)
("Limited Maturity Bond Fund"), of             ("Diversified Income Fund") of
Security Income Fund                           Security Income Fund
700 SW Harrison Street                         700 SW Harrison Street
Topeka, Kansas 66636                           Topeka, Kansas 66636


This Statement of Additional Information is available to the Shareholders of Corporate Bond Fund and Limited Maturity Bond Fund in connection with a proposed transaction whereby all of the assets and liabilities of Corporate Bond Fund and Limited Maturity Bond Fund will be transferred to Diversified Income Fund in exchange for shares of Diversified Income Fund.

This Statement of Additional Information of the Diversified Income Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Diversified Income Fund, Corporate Bond Fund and Limited Maturity Bond Fund dated April 30, 1999, as supplemented November 1, 1999 and February 7, 2000.

2. The Financial Statements of Diversified Income Fund, Corporate Bond Fund and Limited Maturity Bond Fund are included in the Funds' Annual Report filed on Form N-30D for the year ended December 31, 1999, Registration No. 2-38414 (filed February 28, 2000).

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated April 3, 2000 relating to the reorganization of the of Corporate Bond Fund and Limited Maturity Bond Fund may be obtained, without charge, by writing to Security Management at 700 SW Harrison Street, Topeka, Kansas 66636 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

   The following tables set forth the unaudited pro forma statements of assets and liabilities and unaudited pro forma statements of operations of the Funds as of and for the year ended December 31, 1999 and as adjusted to give effect to the reorganization.

                                           PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
                                                          DECEMBER 31, 1999
                                                             (UNAUDITED)

                                                                                         LIMITED                        COMBINED
                                                         CORPORATE       DIVERSIFIED     MATURITY      PRO FORMA       DIVERSIFIED
                                                        BOND SERIES     INCOME SERIES   BOND SERIES   ADJUSTMENTS     INCOME SERIES
                                                        ----------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $61,341,582,
  $15,268,046, $7,189,528, $0 and $83,799,156
  respectively)......................................   $ 57,858,846     $14,573,950    $6,794,583           ---       $ 79,227,379
Cash.................................................            ---         298,257           ---           ---            298,257
Receivables:
  Fund shares sold...................................          1,304              93         1,097           ---              2,494
  Interest ..........................................        945,396         214,446       133,564           ---          1,293,406
  Security Management Company........................          3,605             138           ---           ---              3,743
Prepaid expenses.....................................         10,072           9,144         4,159           ---             23,375
                                                         -----------      ----------     ---------     ---------        -----------
    Total assets.....................................   $ 58,819,223     $15,096,028    $6,933,403          $  0       $ 80,848,654
                                                         -----------      ----------     ---------     ---------        -----------
LIABILITIES
  Payable for:
    Fund shares redeemed.............................   $     27,530     $     1,284    $      ---          $---       $     28,814
    Cash Overdraft...................................         14,256             ---        13,035           ---                ---
    Management fees..................................         25,309             ---           ---           ---             25,309
    Custodian fees...................................            645             504           435           ---              1,584
    Transfer and administration fees.................         12,971           6,649         1,113           ---             20,733
    Professional fees................................          4,000           4,000         4,000           ---             12,000
    12B-1distribution plan fees......................        105,534           3,504        18,668           ---            127,706
    Security Management Company......................            ---             ---           217           ---                217
    Miscellaneous fees...............................         14,547           1,901           623           ---             17,071
                                                         -----------      ----------     ---------     ---------        -----------
      Total liabilities..............................        204,792          17,842        38,091             0            260,725
                                                         -----------      ----------     ---------     ---------        -----------
NET ASSETS                                              $ 58,614,431     $15,078,186    $6,895,312          $  0       $ 80,587,929
                                                         ===========      ==========     =========     =========        ===========
NET ASSETS CONSIST OF:
Paid in capital......................................   $ 74,595,336     $17,126,033    $7,318,712          $  0       $ 99,040,081
Undistributed net investment income (loss)...........         (6,864)         11,083             0             0             17,947
Accumulated undistributed net realized gain (loss)
  on sale of investments.............................     12,505,033      (1,364,835)      (28,455)            0         13,898,323
Net unrealized appreciation (depreciation) in value
  of investments.....................................     (3,482,736)       (694,095)     (394,945)            0         (4,571,776)
                                                         -----------      ----------     ---------     ---------        -----------
    Total net assets.................................   $ 58,614,431     $15,078,186    $6,895,312          $  0       $ 80,587,929
                                                         ===========      ==========     =========     =========        ===========

Class "A" Shares
Capital shares outstanding...........................      7,645,684       2,812,887       581,851     3,950,975(A)      14,991,397
Net assets ..........................................   $ 49,476,637     $12,722,594    $5,570,226            $0       $ 67,769,459
                                                         -----------      ----------     ---------     ---------        -----------
Net asset value per share............................          $6.47           $4.52         $9.57         $0.00              $4.52
                                                         ===========      ==========     =========     =========        ===========

Offering price per share (net asset value divided by
  95.25%)............................................          $6.79           $4.75        $10.05         $0.00              $4.75

Class "B" Shares
Capital shares outstanding...........................      1,404,036         522,448       138,869       777,024(A)       2,842,377
Net assets  .........................................   $  9,137,794     $ 2,355,592    $1,325,086            $0       $ 12,818,472
                                                         -----------      ----------     ---------     ---------        -----------
Net asset value per share............................          $6.51           $4.51         $9.54         $0.00              $4.51
                                                         ===========      ==========     =========     =========        ===========

(A)  Reflects new shares issued, net of retired shares of Corporate Bond and Limited Maturity Series.

                                                      STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 1999
                                                             (UNAUDITED)


                                                                                          LIMITED                        COMBINED
                                                           CORPORATE     DIVERSIFIED      MATURITY      PRO FORMA       DIVERSIFIED
                                                          BOND SERIES   INCOME SERIES   BOND SERIES   ADJUSTMENTS(A)   INCOME SERIES
                                                          --------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends............................................   $         0    $         0     $   8,287      $       0       $     8,287
  Interest.............................................     4,128,740      1,229,894       506,278              0         5,864,912
                                                           ----------     ----------      --------       --------        ----------
    Total investment income............................     4,128,740      1,229,894       514,565              0         5,873,199

EXPENSES:
  Management fees......................................       289,863         95,618        36,156       (126,491)          295,146
  Custodian fees.......................................         4,530          2,369         2,341            ---             9,240
  Transfer/maintenance fees............................       119,987         74,590         6,799            ---           201,376
  Administration fees..................................        52,175         17,211         6,508            ---            75,894
  Directors' fees......................................         5,434          1,804           668            ---             7,906
  Professional fees....................................         9,959          7,595         6,643        (17,447)            6,750
  Reports to shareholders..............................         6,699          3,072         1,135            ---            10,906
  Registration fees....................................        25,866         22,062        18,599        (41,527)           25,000
  Other expenses.......................................         3,069            645           329            ---             4,043
  12b-1 distribution plan fees.........................       206,771         83,250        28,376            ---           318,397
                                                           ----------     ----------      --------       --------        ----------
                                                              724,353        308,216       107,554       (185,465)          954,658
Less: Reimbursement of expenses........................       (30,967)       (96,445)      (37,027)       164,439               ---
                                                           ----------     ----------      --------       --------        ----------
      Total expenses...................................       693,386        211,771        70,527        (21,026)          954,658
                                                           ----------     ----------      --------       --------        ----------
      Net investment income............................     3,435,354      1,018,123       444,038         21,026         4,918,541

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on
  investments..........................................      (415,756)      (585,644)      (19,107)             0        (1,020,507)
Net change in unrealized appreciation (depreciation)
  during the period on investments.....................    (5,315,075)    (1,172,192)     (561,159)             0        (7,048,426)
                                                           ----------     ----------      --------       --------        ----------
  Net gain (loss)......................................    (5,730,831)    (1,757,836)     (580,266)             0        (8,068,933)
                                                           ----------     ----------      --------       --------        ----------
    Net increase decreasing in net assets resulting
      from operations..................................   $(2,295,477)   $  (739,713)    $(136,228)     $  21,026       $(3,150,392)
                                                           ==========     ==========      ========       ========        ==========

(a)  Reflects  estimated  reduction in expenses due to lower  management fee, larger net assets and greater  economies of scale, and assumes the Diversified Income Series' fee structure was in effect for the year ended December 31, 1999.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1: BASIS OF COMBINATION - On February 4, 2000, the Board of Security Income Fund approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Corporate Bond Series and Limited Maturity Bond Series, Diversified Income Series will acquire all the assets of the Corporate Bond Series and Limited Maturity Bond Series subject to the liabilities of such Series, in exchange for a number of shares equal to the pro rata net assets of shares of the Diversified Income Series (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 1999. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Corporate Bond Series, Limited Maturity Bond Series, and the Diversified Income Series at December 31, 1999. The unaudited pro forma statement of operations reflects the results of operations of the Corporate Bond Series, Limited Maturity Bond Series, and the Diversified Income Series for the year ended December 31, 1999. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Corporate Bond Series, Limited Maturity Bond Series, and Diversified Income Series under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Diversified Income Series for pre-combination periods will not be restated.

The pro forma portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2: SECURITY VALUATION - Valuations of Diversified Income, Corporate Bond and Limited Maturity Bond Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

NOTE 3: CAPITAL SHARES - The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Corporate Bond Series and Limited Maturity Bond Series by
Diversified Income Series as of December 31, 1999. The number of additional shares issued was calculated by dividing the net asset value of each Class of Corporate Bond Series and Limited Maturity Bond Series by the respective Class net asset value per share of Diversified Income Series.

NOTE 4: PRO FORMA ADJUSTMENTS - The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1999. Corporate Bond Series and Limited Maturity Bond Series expenses were adjusted assuming Diversified Income Series' fee structure was in effect for the year ended December 31, 1999.

NOTE 5: COSTS OF REORGANIZATION - The costs of the reorganization are estimated at approximately $72,000 and are not included in the pro forma statement of operations since these costs are nonrecurring. These costs represent the estimated expense of all Series carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Corporate Bond Series, Limited Maturity Bond Series, and the Diversified Income Series will distribute substantially all their investment income and any realized gains prior to the merger date.

                                                  PROFORMA SCHEDULE OF INVESTMENTS
                                                       AS OF DECEMBER 31, 1999
                                                             (UNAUDITED)


     PRINCIPAL AMOUNT OR NUMBER OF SHARES                                                           MARKET VALUE
-----------------------------------------------                                -----------------------------------------------------
                                      COMBINED                                                                            COMBINED
CORPORATE   DIVERSIFIED   LIMITED    DIVERSIFIED                               CORPORATE    DIVERSIFIED      LIMITED     DIVERSIFIED
  BOND        INCOME      MATURITY     INCOME                                    BOND         INCOME         MATURITY      INCOME
 SERIES       SERIES      SERIES       SERIES                                    SERIES       SERIES          SERIES       SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                  CORPORATE BONDS AND
                                                  MORTGAGE BACKED SECURITIES

                                                  AIRLINES - 2.8%
$1,075,000                           $1,075,000   Southwest Airlines
                                                    Company, 7.875% - 2007..    1,088,437                                 1,088,437
  $950,000                             $950,000   United Air Lines,
                                                    11.21% - 2014...........    1,126,938                                 1,126,938
                                                                               -----------------------------------------------------
                                                                                2,215,375            0               0    2,215,375

                                                  AUTOMOTIVE - 2.0%
  $250,000                 $25,000     $275,000   Federal-Mogul Corporation,
                                                    7.875% - 2010...........      228,437                       22,844      251,281
$1,000,000                $100,000   $1,100,000   General Motors
                                                    Corporation,
                                                    7.70% - 2016............      998,750                       99,875    1,098,625
  $250,000                 $25,000     $275,000   Mark IV Industries,
                                                    7.75% - 2006............      240,000                       22,688      262,688
                                                                               -----------------------------------------------------
                                                                                1,467,187            0         145,407    1,612,594

                                                  BANKING - 1.5%
                           $13,000      $13,000   B.F. Saul REIT,
                                                    9.75% - 2008............                                    12,269       12,269
                          $100,000     $100,000   Bank of New York, Inc.,
                                                    6.50% - 2003............                                    97,500       97,500
                          $110,000     $110,000   First Union Corporation,
                                                    8.125% - 2002...........                                   112,063      112,063
                           $25,000      $25,000   Golden State Holdings,
                                                    7.125% - 2005...........                                    22,656       22,656
$1,000,000                           $1,000,000   Washington Mutual
                                                    Capital I, 8.375% - 2027      936,250                                   936,250
                                                                               -----------------------------------------------------
                                                                                  936,250            0         244,488    1,180,738

                                                  BASIC INDUSTRY-OTHER-1.0%
  $800,000                $125,000     $925,000   Pioneer Hi Bred
                                                    International, Inc.,
                                                    5.75% - 2009............      713,000                      111,406      824,406

                                                  BEVERAGE - 1.6%
$1,150,000                $100,000   $1,250,000   Anheuser-Busch Companies,
                                                    Inc.,7.10% - 2007.......    1,115,500                       97,000    1,212,500
                          $100,000     $100,000   Pepsi Bottling Holdings,
                                                    Inc., 5.25% - 2009......                                    88,250       88,250
                                                                               -----------------------------------------------------
                                                                                1,115,500            0         185,250    1,300,750

                                                  BROKERAGE - 1.7%
   48,910                    4,560       53,470   SI Financing, Inc.,
                                                    9.50% - 2026............    1,247,205                      116,280    1,363,485

                                                  BUILDING MATERIALS - 2.5%
  $600,000                 $50,000     $650,000   LaFarge Corporation,
                                                    6.375% - 2005...........      562,500                       46,875      609,375
  $850,000                             $850,000   Martin Marietta Material,
                                                    5.875% - 2008...........      758,625                                   758,625
                           $25,000      $25,000   Nortek, Inc., 8.875%- 2008                                    23,750       23,750
  $500,000                $100,000     $600,000   Vulcan Materials Company,
                                                    5.75% - 2004............      476,250                       95,250      571,500
                                                                               -----------------------------------------------------
                                                                                1,797,375            0         165,875    1,963,250

                                                  CONSTRUCTION
                                                    MACHINERY - 0.8%
  $250,000                 $25,000     $275,000   AGCO Corporation,
                                                    8.50% - 2006............      232,812                       23,281      256,093
                           $25,000      $25,000   Columbus McKinnon
                                                    Corporation, 8.5% - 2006                                    21,563       21,563
  $150,000                 $25,000     $175,000   SEQUA Corporation,
                                                    9.00% - 2009............      145,688                       24,281      169,969
  $250,000                             $250,000   Titan Wheel International,
                                                    8.75% - 2007............      210,313                                   210,313
                                                                               -----------------------------------------------------
                                                                                  588,813            0          69,125      657,938

                                                  CONSUMER CYCLICAL -
                                                    OTHER - 0.0%
                           $25,000      $25,000   American ECO Corporation,
                                                    9.625% - 2008...........                                    12,938       12,938

                                                  ENERGY - OTHER - 0.0%
                           $25,000      $25,000   P & L Coal Holdings
                                                    Corporation,
                                                    8.875% - 2008...........                                    24,438       24,438

                                                  ENERGY - REFINING - 0.2%
                          $150,000     $150,000   Vastar Resources, Inc.,
                                                    8.75% - 2005............                                   156,750      156,750

                                                  ENTERTAINMENT - 1.1%
$1,000,000                           $1,000,000   Paramount Communications,
                                                    7.50% - 2023............      882,500                                   882,500

                                                  FINANCIAL COMPANIES - 6.3%
    23,000                   3,900       26,900   American RE Capital,
                                                    8.50% - 2025............      552,000                       93,600      645,600
  $875,000                $100,000     $975,000   Associates Corporation,
                                                    N.A., 7.55% - 2006......      873,906                       99,875      973,781
  $250,000                 $25,000     $275,000   CB Richard Ellis Service,
                                                    8.875% - 2006...........      225,625                       22,562      248,187
$1,000,000                           $1,000,000   Countrywide Capital,
                                                    8.00% - 2026............      891,250                                   891,250
                          $150,000     $150,000   Household Financial
                                                    Corporation, 8.0% - 2004                                   152,438      152,438
                          $150,000     $150,000   International Lease
                                                    Finance Corporation,
                                                    8.25% - 2000............                                   150,080      150,080
  $100,000                $100,000     $200,000   Merrill Lynch & Company,
                                                    Inc., 7.375% - 2006.....       99,250                       99,250      198,500
                                                  Morgan Stanley Dean Witter
$1,050,000                $100,000   $1,150,000     Discover & Company,
                                                    6.875% - 2007...........    1,014,563                       96,625    1,111,188
  $700,000                             $700,000   PNC Funding Corporation,
                                                    7.75% - 2004............      706,125                                   706,125
                                                                               -----------------------------------------------------
                                                                                4,362,719            0         714,430    5,077,149

                                                  FINANCE - OTHER - 0.1%
                          $100,000     $100,000   EOP Operating Limited
                                                    Partnership, REIT,
                                                    6.625% - 2005...........                                    94,875       94,875

                                                  FOOD - 1.8%
$1,000,000                $100,000   $1,100,000   Archer-Daniels-Midland
                                                    Company, 8.875% - 2011..    1,092,500                      109,250    1,201,750
                           $75,000      $75,000   Cargill Corporation,
                                                    6.15% - 2008............                                     68,250       68,250
  $250,000                             $250,000   Chiquita Brands
                                                    International, Inc.,
                                                    10.25% - 2006...........      180,625                                   180,625
                                                                               -----------------------------------------------------
                                                                                1,273,125            0         177,500    1,450,625

                                                  GAMING - 2.3%
  $250,000                 $25,000     $275,000   Boyd Gaming Corporation,
                                                    9.25% - 2003............      251,875                       25,187      277,062
                           $25,000      $25,000   Circus Circus Enterprise,
                                                    9.25% - 2005............                                    25,375       25,375
                           $25,000      $25,000   Harrahs Operating, Inc.,
                                                    7.875% - 2005...........                                    24,063       24,063
  $600,000                 $75,000     $675,000   MGM Grand Inc.,
                                                    6.95% - 2005............      552,750                       69,094      621,844
  $600,000                 $65,000     $665,000   Mirage Resorts Inc.,
                                                    6.625% - 2005...........      550,500                       59,638      610,138
  $250,000                 $25,000     $275,000   Park Place Entertainment,
                                                    7.875% - 2005...........      239,375                       23,937      263,312
                                                                               -----------------------------------------------------
                                                                                1,594,500          ---         227,294    1,821,794

                                                  HEALTHCARE - 0.2%
  $125,000                             $125,000   Rural/Metro Corporation,
                                                    7.875% - 2008...........       98,125                                    98,125
                           $25,000      $25,000   Tenet Healthcare,
                                                    8.125% - 2008...........                                    23,344       23,344
                                                                               -----------------------------------------------------
                                                                                   98,125          ---          23,344      121,469

                                                  HOME CONSTRUCTION - 0.5%
   $50,000                              $50,000   D.R. Horton, Inc.,
                                                    8.375% - 2004...........       48,875                                    48,875
  $125,000                 $12,000     $137,000   MDC Holdings, 8.375%- 2008      113,906                       10,935      124,841
  $250,000                             $250,000   Oakwood Homes Corporation,
                                                    8.125% - 2009...........      128,750                                   128,750
   $75,000                 $13,000      $88,000   Toll Corporation,
                                                    7.75% - 2007............       70,313                       12,187       82,500
                                                                               -----------------------------------------------------
                                                                                  361,844            0          23,122      384,966

                                                  INDEPENDENT ENERGY - 0.9%
  $700,000                 $50,000     $750,000   Seagull Energy
                                                    Corporation,
                                                    8.625% - 2005...........      700,875                       50,062      750,937

                                                  INSURANCE - LIFE - 1.6%
  $100,000                $100,000     $200,000   Chubb Corporation,
                                                    6.15% - 2005............       94,500                       94,500      189,000
  $950,000                $100,000   $1,050,000   Hartford Life, Inc.,
                                                    7.10% - 2007............      914,375                       96,250    1,010,625
  $100,000                             $100,000   Transamerica Capital II,
                                                    7.65% - 2026............       91,250                                    91,250
                                                                               -----------------------------------------------------
                                                                                1,100,125            0         190,750    1,290,875

                                                  LODGING - 0.6%
  $250,000                 $25,000     $275,000   HMH Properties,
                                                    7.875% - 2008...........      223,125                       22,312      245,437
  $250,000                             $250,000   Prime Hospitality
                                                    Corporation, 9.25%- 2006     249,375                                    249,375
                                                                               -----------------------------------------------------
                                                                                  472,500            0          22,312      494,812

                                                  MEDIA - CABLE - 2.0%
                           $25,000      $25,000   Adelphia Communications,
                                                    8.375% - 2008...........                                    23,250       23,250
  $250,000                 $25,000     $275,000   Century Communications,
                                                    8.375% - 2007...........      236,875                       23,688      260,563
  $100,000                             $100,000   Comcast Corporation,
                                                    9.125% - 2006...........      104,125                                   104,125
  $250,000                 $25,000     $275,000   Jones Intercable, Inc.,
                                                    7.625% - 2008...........      248,125                       24,812      272,937
  $250,000                             $250,000   Lenfest Communications,
                                                    Inc., 10.50% - 2006.....      280,625                                   280,625
  $250,000                             $250,000   Rogers Cablesystems, Ltd.,
                                                    9.625% - 2002...........      259,375                                   259,375
  $250,000                 $25,000     $275,000   Rogers Communications,
                                                    Inc., 9.125% - 2006.....      250,625                       25,062      275,687
   $60,000                 $50,000     $110,000   Time Warner Entertainment,
                                                    10.15% - 2012...........       70,350                       58,625      128,975
                                                                               -----------------------------------------------------
                                                                                1,450,100            0         155,437    1,605,537

                                                  MEDIA - NON-CABLE - 0.7%
                          $100,000     $100,000   Heritage Media
                                                    Corporation,
                                                    8.75% - 2006............                                   101,875      101,875
  $300,000                 $75,000     $375,000   KIII Communications
                                                    Corporation,
                                                    10.25% - 2004...........      296,625                       74,156      370,781
   $75,000                              $75,000   News American Holdings,
                                                    8.625% - 2003...........       77,437                                    77,437
                           $25,000      $25,000   USA Networks, 6.75% - 2005                                    23,844       23,844
                                                                               -----------------------------------------------------
                                                                                  374,062            0         199,875      573,937

                                                  METALS - 0.1%
                           $25,000      $25,000   AK Steel Corporation,
                                                    7.875% - 2009...........                                    23,750       23,750
                           $25,000      $25,000   California Steel
                                                    Industries, 8.50% - 2009                                    24,188       24,188
                           $25,000      $25,000   WHX Corporation,
                                                    10.50% - 2005...........                                    24,437       24,437
                                                                               -----------------------------------------------------
                                                                                        0            0          72,375       72,375

                                                  MORTGAGE BACKED
                                                    SECURITIES - 2.1%
                                                  Chase Capital Mortgage
                                                    Securities Company,
$1,500,000                           $1,500,000     1997-1 B, 7.37% - 2007
                                                    CMO.....................    1,473,945                                 1,473,945
                                                  Chase Capital Mortgage
                                                    Securities Company,
  $225,000                             $225,000     1998-1 B, 6.56% - 2008
                                                    CMO.....................      210,892                                   210,892
                           $44,343      $44,343   Global Rated Eligible
                                                    Asset Trust,
                                                    7.33% - 2006............                                     9,755        9,755
                                                                               -----------------------------------------------------
                                                                                1,684,837          ---           9,755    1,694,592

                                                  OIL FIELD SERVICES - 1.2%
$1,000,000                           $1,000,000   Transocean Offshore, Inc.,
                                                    8.00% - 2027............      981,250                                   981,250

                                                  PACKAGING - 0.0%
                           $25,000      $25,000   Ball Corporation,
                                                    7.75% - 2006............                                    24,437       24,437

                                                  RETAILERS - 2.7%
  $850,000                $100,000     $950,000   Lowe's Companies, Inc.,
                                                    6.70% - 2007............      811,750                       95,500      907,250
  $300,000                             $300,000   Mattel, Inc., 6.125%- 2005      274,125                                   274,125
                          $150,000     $150,000   Sears & Roebuck Company,
                                                    6.41% - 2001............                                   148,125      148,125
  $450,000                $100,000     $550,000   Tandy Corporation,
                                                    6.95% - 2007............      430,875                       95,750      526,625
  $250,000                $100,000     $350,000   Zale Corporation,
                                                    8.50% - 2007............      247,813                       99,125      346,938
                                                                               -----------------------------------------------------
                                                                                1,764,563            0         438,500    2,203,063

                                                  SERVICES - 0.7%
  $550,000                 $50,000     $600,000   Loewen Group
                                                    International,
                                                    Inc.,  8.25% - 2003*....      288,750                       26,250      315,000
                           $25,000      $25,000   Protection One Alarm,
                                                    7.375% - 2005...........                                    19,875       19,875
  $250,000                             $250,000   Unisys Corporation,
                                                    7.875% - 2008...........      240,625                                   240,625
                                                                               -----------------------------------------------------
                                                                                  529,375            0          46,125      575,500

                                                  SUPERMARKETS - 0.1%
                          $100,000     $100,000   Safeway, Inc., 6.50%- 2008                                    92,125       92,125

                                                  TECHNOLOGY - 0.6%
  $500,000                             $500,000   Electronic Data Systems,
                                                    7.125% - 2009...........      488,125                                   488,125

                                                  TELECOMMUNICATIONS - 3.3%
  $100,000                $100,000     $200,000   AT&T Corporation,
                                                    7.00% - 2005............       98,125                       98,125      196,250
                           $25,000      $25,000   ALESTRA S.A.,
                                                    12.625% - 2009..........                                    25,094       25,094
  $250,000                 $50,000     $300,000   Cable & Wireless
                                                    Communications,
                                                    6.75% - 2008............      247,500                       49,500      297,000
$1,000,000                           $1,000,000   GTE Corporation,
                                                    7.51% - 2009............      998,750                                   998,750
  $250,000                 $25,000     $275,000   Mastec, Inc., 7.75% - 2008      243,125                       24,312      267,437
   $50,000                $100,000     $150,000   New Jersey Bell Telephone,
                                                    6.625% - 2008...........       46,687                       93,375      140,062
  $675,000                $100,000     $775,000   SBC Communications
                                                    Capital Corporation,
                                                    6.625% - 2007...........      648,000                       96,000      744,000
                                                                               -----------------------------------------------------
                                                                                2,282,187            0         386,406    2,668,593

                                                  TEXTILES - 0.0%
                           $25,000      $25,000   Westpoint Stevens, Inc.,
                                                    7.875% - 2008...........                                    22,437       22,437

                                                  TOBACCO - 0.1%
                           $50,000      $50,000   Dimon, Inc., 8.875% - 2006                                    44,625       44,625
                           $50,000      $50,000   Standard Commercial
                                                    Tobacco Corporation,
                                                    8.875% - 2005...........                                    40,625       40,625
                                                                               -----------------------------------------------------
                                                                                        0            0          85,250       85,250

                                                  TRANSPORTATION -
                                                    AIRLINES - 0.2%
                          $100,000     $100,000   Southwest Airlines
                                                    Company, 7.875% - 2007..                                   101,250      101,250
                           $75,000      $75,000   United Airlines,
                                                    11.21% - 2014...........                                    88,969       88,969
                                                                               -----------------------------------------------------
                                                                                        0            0         190,219      190,219

                                                  TRANSPORTATION-OTHER- 0.3%
  $250,000                 $25,000     $275,000   Allied Holdings, Inc.,
                                                    8.625% - 2007...........      221,875                       22,187      244,062

                                                  UTILITIES-ELECTRIC - 0.9%
  $500,000                             $500,000   AES Corporation,
                                                    10.25% - 2006...........      505,000                                   505,000
                           $25,000      $25,000   CMS Energy Corporation,
                                                    6.75% - 2004............                                    23,187       23,187
                           $25,000      $25,000   Calpine Corporation,
                                                    8.75% - 2007............                                    25,094       25,094
                          $150,000     $150,000   Consolidated Edison
                                                    Company, 6.625% - 2002..                                   148,500      148,500
                                                                               -----------------------------------------------------
                                                                                  505,000            0         196,781      701,781

                                                  UTILITIES-NATURAL GAS-1.4%
   $75,000                $150,000     $225,000   MCN Investment
                                                    Corporation,
                                                    6.32% - 2003............       72,281                      144,563      216,844
$1,000,000                           $1,000,000   National Fuel Gas Company,
                                                    6.303% - 2008...........      901,250                                   901,250
                                                                               -----------------------------------------------------
                                                                                  973,531            0         144,563    1,118,094

                                                  YANKEE - CANADIAN - 1.4%
$1,100,000                $100,000    1,200,000   Quebecor Printing Capital,
                                                    7.25% - 2007............    1,027,125                       93,375    1,120,500

                                                  YANKEE - CORPORATE - 5.6%
$1,150,000                           $1,150,000   Abbey National PLC,
                                                    6.69% - 2005............    1,102,563                                 1,102,563
$1,000,000                $100,000   $1,100,000   ABN AMRO Bank NV,
                                                    7.55% - 2006............      995,000                       99,500    1,094,500
$1,000,000                           $1,000,000   BCH Cayman Islands, Ltd.,
                                                    7.70% - 2006............      996,250                                   996,250
                          $100,000     $100,000   Den Danske Bank,
                                                    7.40% - 2010............                                    96,250       96,250
$1,200,000                $100,000   $1,300,000   Panamerican Beverages,
                                                    Inc., 8.125% - 2003.....    1,146,000                       95,500    1,241,500
                                                                               -----------------------------------------------------
                                                                                4,239,813          ---         291,250    4,531,063
                                                                               -----------------------------------------------------
                                                  TOTAL CORPORATE BONDS AND
                                                  MORTGAGE BACKED - 52.9%...   37,448,861          ---       5,226,743   42,675,604

                                                  GOVERNMENT AGENCIES AND
                                                  GOVERNMENT SECURITIES

                                                  FEDERAL HOME LOAN
                                                    BANK - 1.2%
  $800,000                             $800,000   6.375% - 2006.............      773,792                                   773,792
              $150,000                 $150,000   8.29% - 2015..............                   165,001                      165,001
                                                                               -----------------------------------------------------
                                                                                  773,792      165,001             ---      938,793

                                                  FEDERAL HOME LOAN MORTGAGE
                                                    CORPORATION - 5.2%
                           $57,524      $57,524   FHG #42 K, 8.00%- 2024 CMO                                    57,955       57,955
$1,050,000                $100,000   $1,150,000   FHR 1311 J, 7.50% - 2021
                                                    CMO.....................    1,037,085                       98,770    1,135,855
  $235,958                 $17,350     $253,308   FHR 1930 AB, 7.50% - 2023
                                                    CMO.....................      237,270                       17,446      254,716
$1,000,000    $400,000               $1,400,000   FHLMC, 6.25% - 2004.......      977,500      391,000                    1,368,500
            $1,000,000               $1,000,000   FHLMC, 6.625% - 2009......                   971,250                      971,250
                          $150,000     $150,000   Freddie Mac, 5.75% - 2003.                                   145,304      145,304
                          $250,000     $250,000   Federal Home Loan
                                                    Mortgage, 6.25% - 2004..                                   244,375      244,375
                                                                               -----------------------------------------------------
                                                                                2,251,855    1,362,250         563,850    4,177,955

                                                  FEDERAL NATIONAL MORTGAGE
                                                    ASSOCIATION - 9.6%
  $543,254                             $543,254   FNR 1990-108 G,
                                                    7.00% - 2020 CMO........      525,403                                   525,403
                          $100,000     $100,000   FNMA, 5.45% - 2003........                                    95,571       95,571
$1,000,000  $1,000,000    $250,000   $2,250,000   FNMA, 6.50% - 2004........      987,790      987,790         246,948    2,222,528
              $600,000                 $600,000   FNMA, 7.40% - 2004........                   613,272                      613,272
              $285,000                 $285,000   FNMA, 7.49% - 2005........                   292,649                      292,649
              $250,000                 $250,000   FNMA, 7.65% - 2005........                   258,452                      258,452
              $500,000                 $500,000   FNMA, 7.875% - 2005.......                   521,590                      521,590
              $400,000                 $400,000   FNMA, 6.00% - 2008........                   374,468                      374,468
$1,500,000                           $1,500,000   FNMA, 6.375% - 2009.......    1,431,915                                 1,431,915
$1,000,000                           $1,000,000   FNMA, 6.625% - 2009.......      972,500                                   972,500
              $500,000                 $500,000   FNMA, 6.16% - 2028........                   437,830                      437,830
                                                                               -----------------------------------------------------
                                                                                3,917,608    3,486,051         342,519    7,746,178

                                                  FINANCING CORPORATION-0.8%
              $500,000                 $500,000   9.65% - 2018..............                   615,000                      615,000

                                                  GOVERNMENT NATIONAL
                                                    MORTGAGE ASSOCIATION -
                                                    18.1%
  $736,096                             $736,096   GNMA 313107, 7.00% - 2022.      721,204                                   721,204
              $213,217                 $213,217   GNMA 328618, 7.00% - 2022.                   208,169                      208,169
              $151,159                 $151,159   GNMA II 1260, 7.00% - 2023                   147,249                      147,249
  $679,459                             $679,459   GNMA 352022, 7.00% - 2023.      656,099                                   656,099
  $652,089                 $65,209     $717,298   GNMA 369303, 7.00% - 2023.      638,115                       63,811      701,926
              $373,299                 $373,299   GNMA 347017, 7.00% - 2024.                   363,858                      363,858
              $205,649                 $205,649   GNMA 371006, 7.00% - 2024.                   200,897                      200,897
              $371,619                 $371,619   GNMA 371012, 7.00% - 2024.                   362,488                      362,488
              $158,892                 $158,892   GNMA II 1849, 8.50% - 2024                   163,076                      163,076
              $242,884                 $242,884   GNMA 411643, 7.75% - 2025.                   242,797                      242,797
              $681,941     $85,243     $767,184   GNMA 780454, 7.00% - 2026.                   658,925          82,366      741,291
              $328,171                 $328,171   GNMA 2320, 7.00% - 2026...                   318,365                      318,365
              $267,345                 $267,345   GNMA II 2270, 8.00% - 2026                   267,968                      267,968
              $149,549                 $149,549   GNMA II 9365, 8.25% - 2026                   152,410                      152,410
              $380,246                 $380,246   GNMA 2689, 6.50% - 2028...                   356,153                      356,153
              $754,216                 $754,216   GNMA 464356, 6.50% - 2028.                   708,647                      708,647
  $866,352     $86,635                 $952,987   GNMA 462680, 7.00%- 2028..      839,218       83,922                      923,140
$1,057,200                $154,175   $1,211,375   GNMA 482668, 7.00% - 2028.    1,023,739                      149,295    1,173,034
              $476,820                 $476,820   GNMA 2616, 7.00% - 2028...                   460,465                      460,465
  $997,508                             $997,508   GNMA 518436, 7.25% - 2029.      974,784                                   974,784
              $989,755                 $989,755   GNMA 491492, 7.50% - 2029.                   978,689                      978,689
$1,545,686                           $1,545,686   GNMA 494109, 7.50% - 2029.    1,528,328                                 1,528,328
  $997,758    $299,328     $99,776   $1,396,862   GNMA 510704, 7.50% - 2029.      986,544      295,963          98,654    1,381,161
  $257,588                 $61,821     $319,409   GNMA II 2445, 8.00% - 2027      258,194                       61,967      320,161
              $515,070                 $515,070   GNMA 365608, 7.50% - 2034.                   509,842                      509,842
   $21,744                              $21,744   GNR 1997-10 B, 7.50%- 2019
                                                    CMO.....................       21,696                                    21,696
                                                                               -----------------------------------------------------
                                                                                7,647,921    6,479,883         456,093   14,583,897

                                                  PRIVATE EXPORT FUNDING
                                                    CORPORATION - 0.5%
              $100,000                 $100,000   6.31% - 2004..............                    97,250                       97,250
              $350,000                 $350,000   7.01% - 2004..............                   350,000                      350,000
                                                                               -----------------------------------------------------
                                                                                      ---      447,250             ---      447,250

                                                  STUDENT LOAN MARKETING
                                                    ASSOCIATION - 0.6%
              $420,000                 $420,000   9.25% - 2004..............                   457,729                      457,729

                                                  TENNESSEE VALLEY
                                                    AUTHORITY - 1.1%
              $500,000                 $500,000   6.00% - 2013..............                   448,750                      448,750
              $500,000                 $500,000   6.75% - 2025..............                   470,000                      470,000
                                                                               -----------------------------------------------------
                                                                                      ---      918,750             ---      918,750

                                                  U.S. TREASURY BOND - 2.4%
$1,000,000                           $1,000,000   6.25% - 2023..............      942,890                                   942,890
$1,000,000                           $1,000,000   6.625% - 2027.............      991,180                                   991,180
                                                                               -----------------------------------------------------
                                                                                1,934,070          ---             ---    1,934,070

                                                  U.S. TREASURY NOTES - 4.1%
$1,700,000                           $1,700,000   5.75% - 2003..............    1,668,686                                 1,668,686
$1,000,000                           $1,000,000   6.50% - 2005..............    1,000,160                                 1,000,160
              $600,000                 $600,000   8.75% - 2008..............                   642,036                      642,036
                                                                               -----------------------------------------------------
                                                                                2,668,846      642,036             ---    3,310,882

                                                  U.S. DEPARTMENT OF
                                                    HOUSING AND URBAN
                                                    DEVELOPMENT - 1.6%
$1,290,000                 $50,000   $1,340,000   6.93%- 2013...............    1,215,893                       47,128    1,263,021

                                                  CANADIAN GOVERNMENT
                                                    SECURITIES - 0.2%
                          $150,000     $150,000   Province of Quebec,
                                                    8.625% - 2005...........                                   158,250      158,250
                                                                               -----------------------------------------------------

                                                  TOTAL GOVERNMENT
                                                  SECURITIES - 45.4%........   20,409,985   14,573,950       1,567,840   36,551,775

                                                  TOTAL INVESTMENTS - 98.3%.   57,858,846   14,573,950       6,794,583   79,227,379
                                                  CASH AND OTHER ASSETS,
                                                    LESS LIABILITIES - 1.7%.      755,585      504,236         100,729    1,360,550
                                                                               -----------------------------------------------------
                                                  TOTAL NET ASSETS - 100.0%.   58,614,431   15,078,186       6,895,312   80,587,929
                                                                               =====================================================

                               PROFORMA FEE TABLE


-----------------------------------------------------------------------------------------------------------
                                                                         TOTAL
                                                                      ANNUAL FUND                     NET
                               MANAGEMENT   DISTRIBUTION    OTHER      OPERATING    REIMBURSMENT/   EXPENSE
                                  FEES      (12B-1) FEES   EXPENSES    EXPENSES        WAIVERS       RATIO
-----------------------------------------------------------------------------------------------------------
1999 ACTUAL CLASS A
  Corporate Bond                  0.50%         0.25%       0.35%        1.10%          0.01%        1.09%
  Limited Maturity                0.50%         0.25%       0.52%        1.27%          0.50%        0.77%
  Diversified Income              0.50%         0.25%       0.62%        1.37%          0.50%        0.87%

1999 ACTUAL CLASS B
  Corporate Bond                  0.50%         1.00%       0.65%        2.15%          0.30%        1.85%
  Limited Maturity                0.50%         1.00%       0.91%        2.41%          0.56%        1.85%
  Diversified Income              0.50%         1.00%       0.86%        2.36%          0.51%        1.85%

PROFORMA-CLASS A
  Diversified Income(1)           0.35%         0.25%       0.40%        1.00%          0.00%        1.00%
  Corporate Bond (only)(2)        0.35%         0.25%       0.42%        1.02%          ---          1.02%
  Limited Maturity (only)(3)      0.35%         0.25%       0.57%        1.17%          0.07%        1.10%

PROFORMA-CLASS B
  Diversified Income(1)           0.35%         1.00%       0.40%        1.75%          0.00%        1.75%
  Corporate Bond (only)(2)        0.35%         1.00%       0.42%        1.77%          0.00%        1.77%
  Limited Maturity (only)(3)      0.35%         1.00%       0.57%        1.92%          0.07%        1.85%
-----------------------------------------------------------------------------------------------------------

(1)  Pro  forma fee  table  assuming  reorganization  of  Corporate  Bond and  Limited  Maturity  Bond into
     Diversified Income Fund.
(2)  Pro forma fee table assuming reorganization of only Corporate Bond into Diversified Income Fund.
(3)  Pro forma fee table assuming  reorganization  of only Limited  Maturity Bond into  Diversified  Income
     Fund.

-----------------------------------------------------------------------------------------------------------